UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Geovic Mining Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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NOTICE OF

2010 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

GEOVIC MINING CORP.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders (the “Meeting”) of GEOVIC MINING CORP. (the “Company”) will be held on June 11, 2010 at 10:00 a.m. in the St. Helen’s A Room at the Sheraton Portland Airport Hotel, 8235 Northeast Airport Way, Portland, Oregon 97220, for the following purposes:

1.	To elect William A. Buckovic, Michael A. Goldberg, Robert J. MacDonald, Michael T. Mason, Wade D. Nesmith, John T. Perry, Paul D. Rose, Gregg J. Sedun and John E. Sherborne as directors of the Company to serve until the 2011 annual meeting of stockholders;

2.	To consider and vote upon a proposal to adopt the 2010 Stock Award Plan, pursuant to which certain incentive awards would be issued;

3.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010; and

4.	To transact such further and other business as may properly come before the Meeting or any adjournment thereof.

We are pleased to be relying on the U.S. Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet. As a result, we will begin mailing a Notice of Internet Availability of Proxy Materials for our annual meeting of stockholders, containing instructions on how to access our proxy materials and vote online, on or about May 3, 2010. The Company’s proxy statement accompanying this notice of annual meeting of stockholders and the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2009 can be accessed by following the instructions in the Notice of Internet Availability of Proxy Materials.

We hope you will be able to attend the annual meeting. Whether or not you plan to attend, your vote is important to us, and we urge you to review our proxy materials and promptly cast your vote using the instructions provided in the Notice of Internet Availability of Proxy Materials.

Alternatively, if you requested or received a copy of the proxy materials by mail, you may vote by telephone, over the Internet, or mark, date, sign and return the proxy/voting instruction card in the envelope provided. If you mail a proxy, you may later withdraw the proxy and vote in person at the Meeting. For more information about how to vote your shares, please see the discussion beginning on page 1 of our proxy statement under the heading “Information about the Annual Meeting.”

Thank you for your interest in our Company. We look forward to seeing you at the 2010 annual meeting of stockholders.

Only the holders of shares of common stock, par value $0.0001 per share, of the Company at the close of business on April 23, 2010 are entitled to vote or to have their shares voted at the Meeting.

DATED at Denver, Colorado, this 3rd day of May, 2010.

BY ORDER OF THE BOARD OF DIRECTORS

JOHN E. SHERBORNE

Chief Executive Officer

Geovic Mining Corp.

1200 17th Street, Suite 980

Denver, CO 80202

GEOVIC MINING CORP.

ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

GENERAL PROXY INFORMATION

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” or “Board of Directors”) of GEOVIC MINING CORP. (the “Company” or “Geovic”) for use at the Annual Meeting of Stockholders (the “Meeting”) to be held at 10:00 a.m. in the St. Helen’s A Room at the Sheraton Portland Airport Hotel, 8235 Northeast Airport Way, Portland, Oregon 97220 on June 11, 2010, and at any adjournment thereof at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS AND VOTING INSTRUCTIONS FOR OUR 2010 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 11, 2010.

Our notice of annual meeting of stockholders, proxy statement, annual report on Form 10-K, electronic proxy card and other annual meeting materials are available on the Internet at http://www.envisionreports.com/GVCM (for registered stockholders) and http://www.edocumentview.com/GVCM (for banks and brokerage firms) together with any amendments to any of these materials. We will begin mailing our Notice of Internet Availability of Proxy Materials (the “Notice”) to stockholders on or about May 3, 2010. At that time, we will also begin mailing paper copies of our proxy materials to stockholders who request them. Please see below for more information on how these materials will be distributed. Our proxy materials can also be viewed on our Company website at www.geovic.net under “Investor Information — Proxy Information/Annual Report.”

Voting Securities and Outstanding Shares

The Company is authorized to issue 200,000,000 shares of common stock, par value $0.0001 per share (the “Shares”), and 50,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Shares”). As of April 23, 2010 (the “Record Date”), the Company had 103,724,508 Shares and no Preferred Shares issued and outstanding. The holders of the Shares on the Record Date are entitled to receive notice of and to attend and vote at the Meeting, and each Share confers the right to one vote in person or by proxy at the Meeting.

Information about the Annual Meeting

Distribution of Proxy Solicitation and Other Required Annual Meeting Materials

The U.S. Securities and Exchange Commission (the “SEC”) has adopted rules that allow us to change the way we make our Proxy Statement and other Meeting materials available to you. The rules require that we mail a notice to our stockholders advising that our Proxy Statement, annual report to stockholders, electronic proxy card and related materials are available for viewing, free of charge, on the Internet. Stockholders may then access these materials and vote over the Internet or request delivery of a full set of materials by mail or email. We have elected to utilize this process for the 2010 annual meeting of stockholders. These rules give us the opportunity to serve you more efficiently by making the proxy materials available quickly online, reducing costs associated with printing and postage and reducing the environmental impact of providing information for our Meeting.

We will begin mailing the required notice, called a Notice of Internet Availability of Proxy Materials, to stockholders on or about May 3, 2010. The proxy materials will be posted on the Internet, at http://www.envisionreports.com/GVCM (for registered stockholders) and http://www.edocumentview.com/GVCM (for banks and brokerage firms), no later than the day we begin mailing the Notice. If you receive the Notice, you will not receive a paper or email copy of the proxy materials unless you request one in the manner set forth in the Notice.

The Notice contains important information, including:

•	The date, time and location of the Meeting;

•	A brief description of the matters to be voted on at the Meeting;

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A list of the proxy materials available for viewing on http://www.envisionreports.com/GVCM (for registered stockholders) and http://www.edocumentview.com/GVCM (for banks and brokerage firms) and the control number you will use to access the site; and

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Instructions on how to access and review the proxy materials online, how to vote your Shares over the Internet, how to vote by telephone and how to get a paper or email copy of the proxy materials, if that is your preference.

Quorum

The presence at the Meeting, in person or by proxy, of the holders of one-third of the Shares outstanding as of the Record Date will constitute a quorum. There must be a quorum for any action to be taken at the Meeting (other than an adjournment of the Meeting). If you submit a properly executed proxy card, even if you abstain from voting, then your Shares will be counted for purposes of determining the presence of a quorum. If a broker indicates on a proxy card that it lacks discretionary authority as to certain Shares to vote on a particular matter, commonly referred to as “broker non-votes,” those Shares will still be counted for purposes of determining the presence of a quorum at the Meeting. If a quorum is not represented at the Meeting, a vote for adjournment will be taken among the stockholders present or represented by proxy. If a majority of the stockholders present or represented by proxy vote for adjournment, it is our intention to adjourn the Meeting until a later date and to vote proxies received at such adjourned meeting(s).

Required Vote

The vote required for approval of any matter which may be the subject of a vote of the stockholders is provided for in our certificate of incorporation and bylaws. The directors to be elected at the Meeting will be elected by a plurality of the votes cast by the stockholders present in person or by proxy and entitled to vote for the relevant directors. This means that the nominees with the most votes by those eligible to vote for such directors will be elected. Votes may be cast for or withheld from each nominee, but a withheld vote will not affect the outcome of the election. The 2010 Stock Award Plan will be adopted by the affirmative vote of a majority of the Shares present in person or represented by proxy at the Meeting and entitled to vote on such matter. Officers, directors of the Company and nominees for directors of the Company and its subsidiaries entitled to receive a benefit under the 2010 Stock Award Plan, who as a group (18 persons) hold 23,114,851 Shares or 22.28% of the issued and outstanding Shares as of the Record Date, are not eligible to vote their Shares in respect of the 2010 Stock Award Plan. The ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm will be approved if the votes cast by holders of Shares favoring the ratification exceed the votes cast opposing the ratification. None of the proposals is subject to, or is conditioned upon, the approval of the other proposals.

Abstentions and Broker Non-Votes

For the purpose of determining whether a proposal has been approved, abstentions will not be counted as votes cast in favor of or against approval for purposes of determining whether a proposal has been approved and therefore will not affect the outcome of the matter being voted upon.

There is an important change this year regarding broker non-votes and director elections. Under a new rule that is effective for the Meeting, brokers and banks are no longer permitted to vote in the election of directors if the broker or bank has not received voting instructions from the beneficial owner. This represents a change from prior years, when brokers and banks had discretionary voting authority in the election of directors. Under the current rules, the broker or bank can register your Shares as being present at the Meeting for purposes of determining the presence of a quorum and can vote on the routine matter of ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm, but will not be able to vote on those matters for which specific authorization is required under the new rules. This is called a “broker non-vote.” If you are a beneficial owner whose Shares are held of record by a broker or bank, you must instruct the broker or bank how to vote your Shares. If you do not provide voting instructions, your Shares will not be voted on any proposal on which the broker or bank does not have discretionary authority to vote. Accordingly, it is particularly important that beneficial owners instruct their brokers or banks how they wish to vote their Shares.

At the Meeting, your broker or bank does not have discretionary voting authority to vote on the election of directors or the adoption of the 2010 Stock Award Plan without instructions from you, in which case a broker non-vote will occur and your Shares will not be voted on these matters. However, if you are a beneficial owner whose Shares are held of record by a broker or bank, your broker or bank has discretionary voting authority under the new rules to vote your Shares on the routine matter of ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm, even if the broker or bank does not receive voting instructions from you.

Voting Your Shares by Proxy

If you are a registered stockholder, you may vote your Shares prior to the Meeting by following the instructions provided in the Notice of Internet Availability of Proxy Materials or this Proxy Statement and by accessing http://www.envisionreports.com/GVCM, which will contain a link to a voting website. If you requested a paper copy of the proxy materials, voting instructions are also contained on the proxy card enclosed with those materials.

If you are a registered stockholder, there are four ways to vote your Shares before the Meeting:

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By Internet, by accessing http://www.envisionreports.com/GVCM and following the link to the voting website: Use the Internet to transmit your voting instructions until 11:59 p.m. EDT on June 10, 2010. Have your Notice of Internet Availability of Proxy Materials with you when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

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By telephone, 1-800-652-VOTE (8683): Use any touch-tone telephone to submit your vote until 11:59 p.m. EDT on June 10, 2010. Have your Notice of Internet Availability of Proxy Materials in hand when you call and then follow the instructions you receive from the telephone voting site.

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By mail: If you requested a paper copy of the proxy materials, mark, date and sign the proxy card enclosed with those materials and return it in the envelope we will provide with printed copies of this Proxy Statement. To be valid, proxy cards must be received before 11:59 p.m. EDT on June 10, 2010. Proxy cards should be returned by mail to Geovic Mining Corp., c/o Computershare Trust Company Inc., 250 Royall Street, Canton, MA 02021.

•	By hand delivery: Your proxy will also be valid if hand delivered at the Meeting to the Secretary of Geovic prior to the commencement of the Meeting.

If your Shares are held in “street name,” your broker, bank or other holder of record may provide you with a notice, or you may receive a Notice of Internet Availability of Proxy Materials. Follow the instructions on the Notice of Internet Availability of Proxy Materials (including reference to the control number furnished on the Notice) to access our proxy materials and vote online or to request a paper or email copy of our proxy materials. If you received these materials in paper form, the written materials include a voting instruction card so you can instruct your broker, bank or other holder of record how to vote your Shares.

Voting of Proxies

All properly executed proxies received by 11:59 p.m. EDT on June 10, 2010 or that are hand delivered at the Meeting to the Secretary of Geovic prior to the commencement of the Meeting for holders of Shares, and that are not revoked, will be voted in accordance with the instructions indicated on your proxy. If you submit a validly executed proxy without providing direction, the proxy will be voted as follows:

•	“For” the election of each of the nine director nominees;

•	“For” adoption of the 2010 Stock Award Plan; and

•	“For” ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

Failing to vote your Shares prior to the Meeting or vote at the Meeting will reduce the number of votes cast at the Meeting and may contribute to a lack of a quorum. Consequently, we urge you to return your proxy with your vote marked, or to vote using one of the other available methods.

Should any matters other than the proposals described in this Proxy Statement properly come before the Meeting, the Shares represented by the proxy solicited hereby will be voted on such matters in accordance with the best judgement of the persons voting the Shares represented by the proxy, exercising discretionary authority.

Revocation of Proxies

You can change your vote or revoke your proxy at any time before your proxy is voted at the Meeting. If you are a registered stockholder, you can do this in one of four ways.

1.	Before the Meeting, you can deliver a signed notice of revocation of proxy to the Secretary of Geovic at the address specified below.

2.	You can complete and submit a later-dated proxy.

3.	You can vote again by Internet or telephone.

4.	You can attend the Meeting, request that your proxy be revoked and vote in person.

If you are a registered stockholder and want to change your proxy directions by mail, you should send any notice of revocation or your completed new proxy card, as the case may be, to Geovic Mining Corp., c/o Computershare Trust Company Inc., 250 Royall Street, Canton, MA 02021.

If you have instructed your broker, bank or other holder of record to vote your Shares and wish to change your vote, you must follow directions received from your broker, bank or other holder of record to change those instructions.

Voting in Person

You may attend the Meeting and cast your vote there; however, whether or not you plan to attend, we urge you to cast your vote as soon as possible as described in the Notice of Internet Availability of Proxy Materials, or, if you requested a paper copy of the proxy materials, by completing and returning the proxy card accompanying the proxy materials.

If you are a holder of record of Shares and plan to attend the Meeting, please indicate this when you cast your vote or submit your proxy card. To vote your Shares in person at the Meeting, when you arrive at the Meeting, you will be asked to present photo identification, such as a driver’s license, to verify your record ownership of Shares.

If you are a beneficial owner of Shares held by a broker, bank or other holder of record, you will need proof of ownership to be admitted to the Meeting. A recent brokerage statement or letters from a bank or broker are examples of proof of ownership. If you want to vote your Shares held in nominee name in person, you must obtain a valid written proxy in your name from the broker, bank or other holder of record that holds your Shares. Usually your broker, bank or other holder of record will assist you in this procedure.

Solicitation of Proxies

Solicitation of proxies will be made by use of the mail or over the Internet. The cost of preparing, assembling and distributing this proxy solicitation material and Notice of Annual Meeting of Stockholders will be paid by Geovic. Solicitation by mail, telephone, telefax, electronic transmission over the Internet or personal contact may be done by directors, officers and other employees of Geovic, for which they will receive no additional compensation. Brokerage houses and other nominees, fiduciaries and custodians nominally holding Shares as of the Record Date will be requested to forward proxy solicitation material to the beneficial owners of such Shares who have requested printed copies and will be reimbursed by Geovic for their reasonable expenses.

Householding

The SEC allows us to deliver a single proxy statement and annual report to an address shared by two or more of our stockholders. This delivery method, referred to as “householding,” can result in significant cost savings for us. As a result, stockholders who share the same address and hold some or all of their Shares through a broker, bank or other holder of record may receive only one copy of the Notice of Internet Availability of Proxy Materials, or upon request, the proxy materials, as the case may be, unless the broker, bank or other holder of record has received contrary instructions from one or more of the stockholders at that address. Certain brokers, banks and other holders of record have procedures in place to discontinue duplicate mailings to stockholders sharing an address. Beneficial owners that desire to eliminate duplicate mailings, or to receive his/her own set of the Notice of Internet Availability of Proxy Materials and/or proxy materials now or in the future should contact their broker, bank or other holder of record for more information, and stockholders of record should submit their request by contacting Computershare Trust Company Inc., 250 Royall Street, Canton, MA 02021 or call them at 1-800-962-4284 (1-781-575-3120 if calling from outside the United States).

However, please note that any stockholder who wishes to receive a paper or email copy of the proxy materials for purposes of voting at this year’s Meeting should follow the instructions included in the Notice of Internet Availability of Proxy Materials that was sent to the stockholder.

Who May Vote

Holders of Shares at the close of business on the April 23, 2010 Record Date are entitled to vote or to have their Shares voted at the Meeting. Each Share confers the right to one vote in person or by proxy at the Meeting.

Our Voting Recommendations

The Board of Directors recommends that you vote:

•

“FOR” the election of William A. Buckovic, Michael A. Goldberg, Robert J. MacDonald, Michael T. Mason, Wade D. Nesmith, John T. Perry, Paul D. Rose, Gregg J. Sedun and John E. Sherborne as directors of the Company to serve until the 2011 annual meeting of stockholders;

•	“FOR” the adoption of the 2010 Stock Award Plan; and

•	“FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

Interests of Certain Persons in Matters to Be Acted Upon

No current or nominee director or executive officer of the Company at any time since the beginning of the Company’s last fiscal year, or any associate or affiliate of such persons, or any person on behalf of whom this solicitation is made, has any material interest, direct or indirect, in any matter to be acted upon at the Meeting other than the election of the director nominees identified in Proposal 1 below and the adoption of the 2010 Stock Award Plan described in Proposal 2 below.

Section 16(A) Beneficial Ownership Reporting Compliance

To the knowledge of the Company’s directors and executive officers, no person who was at any time during the last fiscal year an officer, director or holder of more than ten percent (10%) of our common stock failed to file on a timely basis, reports required by Section 16(a) to be filed during the fiscal year ended December 31, 2009.

Currency and Exchange Rate Information

All references to “$” or “dollars” set forth in this Proxy Statement are in United States dollars, except where otherwise indicated. All references to “Cdn$” set forth in this Proxy Statement are in Canadian dollars, except where otherwise indicated. The following table sets forth, for each of the years indicated, the high and low daily exchange rates, the average daily exchange rate and the year end exchange rate of one Canadian dollar in exchange for one United States dollar as reported by OANDA Corporation on the website www.oanda.com. The average exchange rate on March 31, 2010 for the conversion of Canadian dollars to United States dollars was Cdn$1.00 to $0.98150.

	Year Ended December 31,
	2009	2008	2007
High	$0.97950	$1.02970	$1.10380
Low	$0.76530	$0.76800	$0.84200
Average	$0.88029	$0.94410	$0.93565
Year End	$0.95320	$0.81830	$1.01940

ELECTION OF DIRECTORS

(Proposal No. 1)

General

The Board of Directors currently consists of eight persons. The term of office of each of the present eight directors of the Company expires at the Meeting. The Board of Directors has nominated the nine persons named below for election as directors of the Company at the Meeting, eight of whom are standing directors of the Company. The other nominee, Paul D. Rose, was recommended to the Board of Directors by the Nominating and Corporate Governance Committee. At or prior to the Meeting, the Board of Directors will increase the number of directors of the Company from eight to nine, subject to Mr. Rose’s election as a director of the Company.

Each nominee consented to be named as a nominee in this Proxy Statement. Messrs. Goldberg, MacDonald, Nesmith, Perry, Rose and Sedun will qualify as independent directors under rules promulgated by the SEC, Nasdaq listing standards and the applicable rules of the Toronto Stock Exchange (the “TSX”). Each director elected will hold office until the next annual meeting of stockholders of the Company or until his or her successor is duly elected or appointed, unless his office is earlier vacated in accordance with the bylaws of the Company or with the laws of the State of Delaware.

None of the nominees named below has entered into any arrangement or understanding with any other person pursuant to which he was, or is to be, elected as a director or a nominee of any other person, and there is no family relationship between any director or officer of the Company.

Unless such authority is withheld, the persons named as proxy on the accompanying instrument of proxy intend to vote for the election of the nominees whose names are set forth herein. The Board of Directors does not contemplate that any of these nominees will be unable to serve as a director. If, prior to the Meeting, any of the nominees is unable or declines to so serve, the persons named in the accompanying instrument of proxy will vote for another nominee of management if presented, or to reduce the number of directors accordingly, in their discretion.

Information Concerning the Nominees

The following table contains each nominee’s name, age, position(s) at the Company, municipality of residence, present principal occupation, principal occupations and directorships for at least the last five years and period of service as a director of the Company:

Name, Age and Position	Principal Occupations During the Past Five Years	Director Since
William A. Buckovic Age: 60 Executive Vice President and Director; President of Geovic, Ltd. Grand Junction, Colorado	Mr. Buckovic is the Founder of Geovic, Ltd., the Company’s principal operating subsidiary, and has been President of Geovic, Ltd. since 1994. He became President and a Director of the Company upon completion of the reverse take-over transaction (the “RTO”) completed in December 2006, and Executive Vice President in 2009. Mr. Buckovic has been active for over 37 years in the mineral exploration and development business, and has been involved in the discovery of several major mineral deposits. Mr. Buckovic’s wide ranging experience in the energy minerals, precious metals, advanced metals and ferro-alloy metals businesses and his work on projects in North America, South America, Australia, Europe and Asia, has provided him with a	December 1, 2006

Name, Age and Position	Principal Occupations During the Past Five Years	Director Since
wealth of mineral exploration and development knowledge. In addition, Mr. Buckovic’s long tenure with the Company has provided him with knowledge of all aspects of the Company’s business and its history, which uniquely positions him to be a valued member of the Board of Directors.

Michael A. Goldberg(1)(2) Age: 68 Director Vancouver, British Columbia	Mr. Goldberg has been a self-employed urban and economic consultant since April 2007 and performed work with MasterCard Worldwide where he chaired their Worldwide Centers of Commerce initiative. From January 2005 until April 2007 he was Chief Academic Officer of Universitas 21 Global (U21G) in Singapore, and prior to that was Associate Vice President International at the University of British Columbia (UBC) and the Herbert R. Fullerton Professor of Urban Land Policy in the Sauder School of Business. Since February 2008, Mr. Goldberg has served as a Director and member of audit and investment committees for Canada Pension Plan Investment Board, Canada’s national pension fund. He was a Director of Lend Lease Global Properties SICAF from 2001 to November 2009. Mr. Goldberg, who holds a Masters and Doctorate in Economics from the University of California (Berkeley), has extensive director experience in the investments area and brings valuable financial experience to the Board of Directors. In addition, Mr. Goldberg’s experience in real estate and related project development gives him a strong understanding of the types of issues shared by companies in the mining sector and companies in real estate development, such as environmental matters, permitting and project finance.	September 18, 2008

Robert J. (Don) MacDonald(1)(3) Age: 55 Director Vancouver, British Columbia	Mr. MacDonald was Senior Vice President and Chief Financial Officer of NovaGold Resources Inc. from 2003 until April 2010. Mr. MacDonald does not currently have a principal occupation. Prior to joining NovaGold, he was Senior Vice President and Chief Financial Officer for Forbes-Meditech Inc., (2001-2003), De Beers Canada Mining (formerly Winspear Diamonds) (1999-2001), Dayton Mining (1991-1999) and Vice-President of Granges, Inc. (1983-1991). Mr. MacDonald is a Director of Romarco Minerals Inc. and was a Director of Yukon-Nevada Gold Corp. from 2001 to 2009. Mr. MacDonald, a chartered accountant with Bachelors and Masters degrees in Engineering from Oxford University, has over 20 years of experience in mine development and financing. During his career, Mr. MacDonald has	December 1, 2006

Name, Age and Position	Principal Occupations During the Past Five Years	Director Since
been involved in the operation or development of ten mines in North and South America, and the completion of multiple mine financings and mergers and acquisitions transactions totalling approximately $3 billion, enabling him to provide the Board of Directors with valuable insight on the complex development and financing issues facing mining corporations.

Michael T. Mason Age: 65 Director Garden City, New York	Mr. Mason has been Managing Partner of Mineral Services, LLC, a metals marketing consulting firm, from 1996 to the present. He is also President and Director of MBMI Resources Inc., a public nickel ore producing company. Mr. Mason has been a Director for Euromax Ltd. since May 2003 and a Director of ECU Silver Mining Inc. since April 2001. Mr. Mason has more than 35 years of experience in the marketing of precious and base metals and other commodities and is a specialist in risk management, off-take agreements and international trading, providing unique experience to the Board of Directors on significant aspects of the mining industry. Mr. Mason has also served as a consultant to the Company through Mineral Services, LLC since 2003.	December 1, 2006

Wade D. Nesmith(2)(3) Age: 58 Chairman of the Board of Directors West Vancouver, British Columbia	Mr. Nesmith has been the Chairman of the Board of Directors since June 2008. Mr. Nesmith is Co-Chair, Director and Chief Executive Officer of Mala Noche Resources Corp. From 2004 to 2009 he was associate counsel with Lang Michener LLP, a law firm, where he specialized in corporate governance and regulatory matters. Mr. Nesmith serves as a Director of Silver Wheaton Corp. and Chairman of Selwyn Resources Corp. During the past five years, he has served on the boards of directors of Nord Resources Corporation, Polymer Group Inc. and Broadpoint Securities Inc. In addition to his experience managing and directing other corporations in the mining industry, Mr. Nesmith’s 20 years of experience in securities law and regulation together with his chairmanships of the governance committees on each board of which he is a member enables him to bring a strong corporate governance background and skill set to the Board of Directors.	December 1, 2006

John T. Perry(1)(2) Age: 44 Director Tucson, Arizona	Mr. Perry has been the Chief Financial Officer of Raser Technologies, Inc., a geothermal development company, since March 2010. He was the President, Chief Executive Officer and a Director of Nord Resources Corporation from 2007 to February 2010, and was Senior Vice President and Chief Financial	June 15, 2009

Name, Age and Position	Principal Occupations During the Past Five Years	Director Since
Officer from 2005 to 2007. Mr. Perry was Vice President and a Director with CB Richard Ellis, International Mining and Metals Group from December 2003 to August 2005. He is also a Director of Homeland Uranium Inc. Mr. Perry, a certified public accountant with a Masters in Business Administration, brings to the Board of Directors over 20 years of experience in the mining and metals industries, including financing and mergers and acquisitions expertise in these sectors.

Paul D. Rose Age: 51 Director Nominee Beaverton, Oregon	Mr. Rose has been an Anesthesia Staff Physician with Legacy Emanuel Hospital in Portland, Oregon since 1990. He is a founding member and a former Director of Oregon Anesthesiology Group (“OAG”) and serves as Chairman of OAG’s Pension Committee. Mr. Rose, an early investor in Geovic, Ltd., the Company’s predecessor prior to the RTO, and a beneficial owner of over nine percent of the Company’s outstanding Shares as of the Record Date, has a strong understanding of the Company and its history and would bring a valuable and diverse set of skills to the Board of Directors.	Not a current director of the Company

Gregg J. Sedun(3) Age: 52 Director Vancouver, British Columbia	Mr. Sedun has been Chairman, President and Chief Executive Officer of Uracan Resources Ltd. since January 2007 and the President of Global Vision Capital Corp. since January 2007. From December 2005 until January 2007 Mr. Sedun was an independent consultant. From June 2003 until December 2005 he was President and Chief Executive Officer of Diamond Fields International Ltd. Mr. Sedun is also an independent venture capital professional based in Vancouver, Canada. He is a former lawyer, having practiced corporate finance and securities law for 14 years. Mr. Sedun is a Director of Diamond Fields International Ltd., Era Carbon Offsets Ltd., Uracan Resources Ltd. and Rodeo Capital Corp. During the past five years Mr. Sedun was also a Director of Geologix Explorations Inc., Accend Capital Corporation, Shelby Ventures Inc. and Fletcher Nickel Inc. Mr. Sedun’s demonstrated management expertise at senior levels and his service on numerous boards of directors in the mining industry position him well to provide the Board of Directors with extensive insight on the roles of management and directors of public companies.	September 29, 2006

Name, Age and Position	Principal Occupations During the Past Five Years	Director Since
John E. Sherborne Age: 65 Chief Executive Officer and Director Denver, Colorado	Mr. Sherborne has been Chief Executive Officer and a Director of Geovic, Ltd., the Company’s principal operating subsidiary, since March 2004 and was a consultant and Executive Vice President of Geovic Ltd. beginning in 2002. He has been Chief Executive Officer and a Director of the Company since completion of the RTO in December 2006. Mr. Sherborne has held senior management positions in international energy and mineral resources businesses for more than 30 years, allowing him to provide the Board of Directors and the Company with significant expertise in the mining industry.	December 1, 2006

(1)	Current member of the Audit Committee.
(2)	Current member of the Compensation Committee.
(3)	Current member of the Nominating and Corporate Governance Committee

Corporate Cease Trade Orders or Bankruptcies

Other than as disclosed below, no nominee for director of the Company has been, during the past ten years, the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, any activity in connection with the purchase or sale of any security or commodity.

Gregg Sedun, a director of the Company, is a director of Diamond Fields International Ltd. (“DFI”). In connection with the inability of DFI to file by the required deadline annual audited financial statements for its financial year ended June 30, 2006, a Form 51-102F1 Management’s Discussion and Analysis for the period ended June 30, 2006 and a Form 51-102F2 Annual Information Form for the year ended June 30, 2006, the British Columbia Securities Commission issued a cease trade order against DFI’s insiders, including Mr. Sedun, on September 9, 2006. DFI was unable to file such financial statements and related materials on time as a result of a variety of factors, including the move of DFI’s head office from Vancouver, British Columbia to Cape Town, South Africa, technical issues relating to currency exchange matters, computer virus problems, a change in DFI’s chief financial officer and other extenuating factors. The outstanding financial statements and related materials were subsequently filed on October 27, 2006 and, as a result, the cease trade order was revoked on November 1, 2006.

Michael Mason, a director of the Company, was a director of ECU Silver Mining Inc. in 2002, 2003 and 2004 when it was subject to several cease trade orders issued by Canadian securities regulatory authorities as a result of certain deficiencies in the Company’s public disclosure record, which were subsequently rectified. Mr. Mason was also an officer and director of MBMI Resources Inc. in 2008 when it was subject to a cease trade order issued by Canadian securities regulatory authorities as a result of certain deficiencies in its public disclosure record, which were subsequently rectified.

Other than as disclosed below, no nominee for director of the Company has had, during the past ten years, a petition under federal bankruptcy law or any state insolvency law filed against, or a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing.

Wade Nesmith, the Chairman of the Board of Directors, was a director of an auto parts manufacturing company at the time it applied for Chapter 11 bankruptcy protection in December 2004 and when it emerged from Chapter 11 bankruptcy protection in March 2005.

Recommendation of the Board of Directors

Our Board of Directors recommends a vote “FOR” the election of William A. Buckovic, Michael A. Goldberg, Robert J. MacDonald, Michael T. Mason, Wade D. Nesmith, John T. Perry, Paul D. Rose, Gregg J. Sedun and John E. Sherborne as directors of the Company to serve until the 2011 annual meeting of stockholders.

CORPORATE GOVERNANCE AND BOARD MATTERS

Governance Guidelines and Business Ethics Code

The Board is committed to maintaining high standards of corporate governance and accordingly reviews its corporate governance practices from time to time to assess the effectiveness and appropriateness of such practices. The Board has adopted a Statement on Corporate Governance setting forth guidelines and standards with respect to the role and composition of the Board, the functioning of the Board and its committees, succession planning and management development, the Board’s and its committees’ access to independent advisers and other matters. The Statement on Corporate Governance can be reviewed on the Geovic website: www.geovic.net/governance.

The Board encourages and provides a culture of ethical business conduct within the Company and has adopted a Code of Business Conduct and Ethics (the “Ethics Code”). Compliance with the Ethics Code is based on the cooperation and vigilance of all persons subject to the Ethics Code. Each employee is provided with a copy of the Ethics Code and is required to certify in writing that they have read, understood and agree to comply with the Ethics Code. Primary responsibility for monitoring compliance with the Ethics Code rests with the Audit Committee, the Chief Financial Officer and the General Counsel.

Directors who (i) are parties to, (ii) are directors or officers of a party to or (iii) have a material interest in any person who is a party to a material contract or proposed material contract with the Company must disclose the conflict in writing to the Company or request to have the nature and extent of such interest entered into the minutes of the meeting. The director shall, if requested by any other director, not be present at a meeting of the Board while the Board is considering any such material contract and shall not vote on such material contract, unless permitted by law.

Stockholders and other interested persons may obtain a written copy of the Statement on Corporate Governance and the Ethics Code by contacting the Company, from the Company’s website — www.geovic.net and on SEDAR at www.sedar.com.

Board Leadership Structure

The Board recognizes that one of its key responsibilities is to evaluate and determine the optimal leadership structure of the Company so as to provide independent oversight of management. The current leadership structure of the Company includes separate roles of Chairman of the Board and Chief Executive Officer. The Board appointed Wade Nesmith as Chairman in June 2008. The Chairman assumes such responsibilities as ensuring that the Board works together as a cohesive team with open communication and working together with the Nominating and Corporate Governance Committee to ensure that a process is in place by which the effectiveness of the Board, its committees and its individual directors can be evaluated on a regular basis. The Chairman also acts as the primary spokesperson for the Board, ensuring that management is aware of concerns of the Board, stockholders, other stakeholders and the public. Generally the Chief Executive Officer ensures that management strategies, plans and performance are appropriately represented to the Board.

We believe that having a non-executive Chairman of the Board is in the best interests of the Company and our stockholders. The separation of the roles of Chairman of the Board and Chief Executive Officer allows the Chief Executive Officer to focus on managing the Company’s business and operations, and allows the Chairman of the Board to focus on Board matters especially in light of increasing regulation and scrutiny on public company boards. Further, we believe that the separation of those roles ensures the independence of the Board in its oversight role of evaluating and assessing the Chief Executive Officer and management generally.

Independence of the Board

The Board currently consists of eight persons and the same eight persons and one additional person, Paul D. Rose, are nominated for election as directors of the Company at the Meeting. The Board has determined that six of the nominees, Messrs. Goldberg, MacDonald, Nesmith, Perry, Rose and Sedun, are “independent” under rules promulgated by the SEC, Nasdaq listing standards and the applicable rules of the TSX. A majority of the current directors are therefore independent as determined under applicable rules. Mr. Sedun was previously deemed to be not independent due to a finder’s fee agreement between Mr. Sedun and the Company; however, Mr. Sedun’s services to the Company under such agreement concluded early in 2007 and the Board has determined that Mr. Sedun is now independent under applicable rules. The Board has concluded that three directors, Messrs. Buckovic, Mason and Sherborne are not independent under applicable rules. Messrs. Sherborne and Buckovic are not independent as they are officers of the Company or its subsidiaries. Mr. Mason is not independent for the reason that he has served as a paid consultant to the Company since 2003. The non-employee directors hold regularly scheduled meetings following each director meeting, at which members of management are not in attendance and during 2009, four such meetings were held. The independent directors met separately as a group once during 2009 at which the other directors were not present. The independent directors plan to meet at least once, after the annual meeting of the Board, which follows each annual meeting of stockholders.

Stockholder Communications with the Board

The Board has established a process by which stockholders may send communications to the Board of Directors, which is set forth in the Charter adopted by the Board for the Nomination and Corporate Governance Committee of the Board. The charter is available for review on the Company’s website — www.geovic.net.

Meetings of the Board and Committees of the Board

The Board meets in person a minimum of four times per year, usually late each quarter and following the annual meeting of stockholders. Each committee of the Board meets as frequently as deemed necessary by the committee. The frequency of the meetings and the nature of the meeting agendas are dependent upon the nature of the business and affairs which the Company faces from time to time. During the fiscal year ended December 31, 2009, the Board met four times, in person or by telephone, the Audit Committee met six times, the Compensation Committee met three times, the Nominating and Corporate Governance Committee did not meet formally and the Special Committee met five times. None of the directors attended fewer than 75 percent of the total of the Board meetings and the meetings of the committees of which he is a member. The Company and the Board encourage attendance by all directors at each annual meeting of stockholders. All of the seven directors of the Company then in office attended the 2009 annual meeting held in June.

Compensation of Directors

The Company provides cash compensation to the non-employee directors for their services as directors and members of committees of the Board. The Company has reimbursed and will continue to reimburse its non-employee directors for their travel, lodging and other reasonable expenses incurred in attending Board and committee meetings, and for other Company business meetings.

In 2008 the Board adopted a compensation program for the non-employee directors of the Company. Under that arrangement, all non-employee directors are paid an annual retainer of $25,000; the Board Chair receives an additional $25,000; the Chair of the Audit Committee $15,000; and the Chair of each other Committee $5,000, all paid quarterly in advance. In addition, each director receives $1,500 for each Board or committee meeting attended in person (and receives an additional $1,500 if required to travel to a Board meeting on one or more days other than the meeting date) or any other meeting lasting longer than two hours, $500 for telephone meetings lasting two hours or less, and for other business undertaken on behalf of the Company.

In addition, the non-employee directors receive initial and annual, non-discretionary grants of non-qualified stock options under the Company’s Second Amended and Restated Stock Option Plan (“Plan”). Upon appointment or election, a new director will be granted 200,000 options upon taking office, or as soon thereafter as the grant may be completed. Annual grants of 100,000 options to directors are to be made before January 10 each year, or as soon thereafter as permitted under the Plan, vesting 40 percent upon the date of grant, 30 percent after one year and 30 percent after two years, dependent upon continued service as a director of the Company, with option terms of ten years from the date of grant.

For 2009, non-employee directors were granted options by the Company as follows: 200,000 options to John Perry at the time he became a director of the Company on June 15, 2009 and 100,000 options to each of the other five non-employee directors on February 3, 2009, consistent with the compensation program. Also, on January 11, 2010 each of the six non-employee directors were granted 100,000 options consistent with the compensation program.

Director Compensation Table

The following table shows compensation paid to the non-employee directors of the Company during the fiscal year ended December 31, 2009:

Name	Fees earned or paid in cash	Option awards (non-cash)(1)	All other compensation		Total
Michael A. Goldberg	$40,750	$37,000	—		$77,750
Robert J. MacDonald	$55,000	$37,000	—		$92,000
Michael T. Mason	$44,500	$37,000	$58,000	(2)	$139,500
Wade D. Nesmith	$73,000	$37,000	—		$110,000
John T. Perry	$17,542	$74,000	—		$91,542
Gregg J. Sedun	$35,500	$37,000	—		$72,500

(1)	The grant date fair value of such options was computed in accordance with the authoritative guidance for accounting for stock compensation at $0.37 per share. See Note 7 to the Consolidated Financial Statements for the fiscal year ended December 31, 2009 included in the Company’s annual report on Form 10-K for assumptions made in reaching these valuations. As of the end of the fiscal year ended December 31, 2009, the aggregate number of options outstanding for each non-employee director was as follows:

Name	Options
Michael A. Goldberg	300,000
Robert J. MacDonald	400,000
Michael T. Mason	420,000
Wade D. Nesmith	450,000
John T. Perry	200,000
Gregg J. Sedun	400,000

(2)	Consulting fees and expenses paid by Geovic, Ltd. to Mr. Mason’s natural resources consulting firm, Mineral Services, LLC.

Board Mandate; Role in Risk Oversight

The duties and responsibilities of the Board are to supervise the management of the business and affairs of the Company, and to act with a view towards the best interests of the Company. In discharging its mandate, the Board is responsible for the oversight and review of the following matters, among others: the strategic planning and implementation for the Company’s business; identifying the principal risks of the Company’s business and ensuring the implementation of appropriate systems to manage these risks; succession planning, including appointing, training and monitoring senior management; a communications policy for the Company to facilitate communications with investors and other interested parties; and the integrity of the Company’s internal control and management information systems.

The Board is also mandated to assess the effectiveness of the Board as a whole, its committees and the contribution of individual directors. The Board discharges its responsibilities directly and through its committees, currently consisting of the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Special Committee.

The Board, together with the executive officers of the Company, has the primary responsibility for enterprise risk management within the Company. The Board delegates many of its risk oversight functions to the Audit Committee. Under its charter, the Audit Committee is responsible for discussing with management policies with respect to financial risk assessment and enterprise risk management, including guidelines to govern the process by which major financial and accounting risk assessment and management is undertaken by the Company. The Audit Committee also oversees our corporate compliance programs. In addition to the Audit Committee’s work in overseeing certain risk management functions, our full Board regularly engages in discussions of the most significant risks that the Company is facing and how these risks are being managed, and the Board receives reports on these risk areas from senior officers of the Company. The Board believes that the work undertaken by the Audit Committee, together with the work of the full Board and the senior officers of the Company, enables the Board to effectively oversee the Company’s risk management.

Position Descriptions

The Board has not adopted written position descriptions for the Chairman of any committee. The Board meets annually at the annual meeting of the Board following the annual meeting of stockholders to discuss the roles and responsibilities of the committees and leadership of the Board. These roles and responsibilities are set out below.

Chairmen of Board Committees

The Chairman of each committee of the Board (“Committee Chairman”) will be a duly elected member of the Board and appointed annually by the Board on recommendation of the applicable committee. A Committee Chairman will be an “independent” director when available. Each Committee Chairman is expected to provide independent, effective leadership to the committee and to lead that committee in fulfilling the duties set out in its charter.

A Committee Chairman will provide overall leadership and enhance the effectiveness of the committee, foster ethical and responsible decision making and provide effective leadership to oversee all aspects of the committee’s direction, structure and composition.

A Committee Chairman will also be expected to allow for timely reporting of each meeting to the Board, including committee recommendations and findings, will ensure performance evaluation of the committee is conducted, will provide written information in a timely manner to ensure that the committee fulfills its mandate, will ensure that all resources and expertise are available to the committee, will coordinate with the committee to retain, oversee, compensate and terminate independent advisors and will facilitate effective communication between committee members and management.

Messrs. MacDonald, Nesmith and Goldberg chair the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee, respectively.

Chief Executive Officer

The Board has not developed a position description for the Chief Executive Officer of the Company. The Board meets annually with the Chief Executive Officer to review the duties, roles and responsibilities of the Chief Executive Officer, which include the following:

•	developing, implementing and assessing the effectiveness of corporate strategy and business plans;

•	providing executive leadership to the Company and achieving the results targeted in the corporate strategy and business plans;

•	representing the Company in communications with stakeholders including stockholders, customers, suppliers, partners, employees, governments, regulators, industry, community members and others;

•	recruiting, retaining, assessing the performance of and developing a high caliber executive team, key employees and their successors; and

•	establishing and maintaining corporate policies and culture, leading by example and setting a high standard of integrity in all aspects of the business.

Nomination of Directors

The Nominating and Corporate Governance Committee is responsible for identifying and recruiting new candidates for nomination to the Board. The process by which the Board anticipates that it will identify new candidates is through recommendations of the Nominating and Corporate Governance Committee whose responsibility it is to develop, and annually update and recommend to the Board for approval, a long-term plan for Board composition that takes into consideration the following: (a) the independence of each director; (b) the competencies and skills the Board, as a whole, should possess; (c) the current strengths, skills and experience represented by each director, as well as each director’s personality and other qualities as they affect Board dynamics; (d) retirement dates; and (e) the strategic direction of the Company. While there is no formal policy with regard to consideration of diversity in identifying director nominees, the Nominating and Corporate Governance Committee will consider diversity in business experience, professional expertise, gender and ethnic background, along with various other factors when evaluating director nominees. The Nominating and Corporate Governance Committee will review the candidates’ credentials, interview them and check candidates’ references prior to deciding if a candidate should be nominated as a director.

The Board has informally concluded that no policy should be in place with regard to the consideration of any director candidates recommended by stockholders so that the Nominating and Corporate Governance Committee will be in a better position to consider any candidate that the Committee considers to have such qualification and experience as will be most beneficial to developing and maintaining the Company’s business. Consequently, the Nominating and Corporate Governance Committee has no policy with regard to the consideration of any director candidates recommended by stockholders.

A stockholder may submit the name of a director candidate for consideration by the Nominating and Corporate Governance Committee by writing to the Secretary of the Company at least 120 calendar days before the date the Company’s proxy statement for the previous year’s annual meeting of stockholders was released to security holders. The written submission should include qualifications, experience, including experience as a director of public companies, securities of the Company owned, directly or indirectly, all relationships with the Company or any affiliate or associate of the Company and the familiarity of the candidate with financial reporting requirements of public companies.

In early 2010, Paul D. Rose, a stockholder of the Company, made a written request to be considered for nomination by the Board as a director of the Company. The Nominating and Corporate Governance Committee, after reviewing Mr. Rose’s credentials and interviewing him, recommended Mr. Rose to the Board as a nominee for director of the Company. The Board subsequently nominated Mr. Rose for election as a director of the Company at the Meeting.

Board Committees

Audit Committee

The Audit Committee is comprised of Robert J. MacDonald as Chair and Messrs. Michael Goldberg and John Perry (upon joining the Board on June 15, 2009, replacing Mr. Mason). The Board of Directors has determined that each of Messrs. MacDonald, Goldberg and Perry qualify as “independent” under rules promulgated by the SEC, Nasdaq listing standards and the applicable rules of the TSX. Additionally, the Board has determined that Mr. MacDonald and Mr. Perry each qualify as an “Audit Committee Financial Expert” as defined in accordance with Section 407 of the Sarbanes-Oxley Act of 2002 and Item 407(d)(5) of Regulation S-K. The Audit Committee held six meetings in 2009, each of which was attended by all members.

The Audit Committee, in accordance with the Audit Committee Charter, assists the Board in monitoring (1) our accounting and financial reporting processes, (2) the integrity of our financial statements, (3) our compliance with legal and regulatory requirements, (4) the independent auditor’s qualifications, independence and performance, (5) our business practices and ethical standards, (6) our risk assessment and risk management policies and (7) our internal disclosure controls, our internal controls over financial reporting and our compliance with the financial reporting aspects of the Sarbanes-Oxley Act. The Committee is responsible for the appointment of our independent auditor and for the compensation, retention and oversight of the work of our independent auditor, and approval of the oversight of our accounting and financial reporting processes, including our internal financial controls.

The Charter for the Audit Committee may be reviewed at the Company’s website — www.geovic.net and on SEDAR at www.sedar.com.

Compensation Committee

The Board has a Compensation Committee comprised of Mr. Goldberg as Chair, and Messrs. Wade Nesmith and John Perry (upon joining the Board on June 15, 2009, replacing Mr. Mason), each of whom the Board considers to be independent under applicable rules. The Compensation Committee held three meetings in 2009, each of which was attended by all members.

The Compensation Committee’s functions are to review and recommend compensation policies and programs, as well as salary and benefit levels for the Chief Executive Officer and other executive officers. The committee makes the recommendations to the Board which, in turn, gives final approval on compensation matters. The Compensation Committee has the authority to retain such advisors, counsel and consultants as the members deem necessary in order to carry out its functions.

The Board endeavours to ensure an objective process for determining compensation by basing compensation on objective criteria. These criteria include the attainment of pre-set objectives for the previous financial year, comparisons of salaries paid to other senior officers in the industry and any advice given by independent advisors and consultants to the Company. The Chief Executive Officer is not present during meetings of the Compensation Committee at which his compensation is being discussed. Responsibilities of the Compensation Committee may not be delegated to other persons.

The Compensation Committee retained Roger Gurr & Associates (“Roger Gurr”), a compensation consulting firm, in 2007 and in 2009 as an outside advisor. Roger Gurr provided the Compensation Committee with market information on compensation and related governance trends, reviewed our senior executive and non-employee director compensation programs and broad-based equity compensation practices and assisted in ongoing development of our senior executive and non-employee director compensation philosophies. Roger Gurr conferred with Compensation Committee members and senior management about our business operations and strategy, key performance metrics and targets and the markets in which we compete, then developed recommendations to the Compensation Committee for senior executive and non-employee director compensation programs. These recommendations were based on market information, including a review of peer companies, and Company information, which were considered by the Compensation Committee in its deliberations. Other than its service to the Compensation Committee, Roger Gurr does not provide any services to the Company.

The Charter for the Compensation Committee may be reviewed at the Company’s website — www.geovic.net and on SEDAR at www.sedar.com.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is comprised of Mr. Nesmith as Chair and Messrs. Sedun and MacDonald. The Nominating and Corporate Governance Committee did not meet formally in 2009. The Committee’s duties include:

•	establishing criteria for service as a director, and reviewing candidates and recommending to the Board the nominees for directors in connection with the Company’s annual meetings of stockholders;

•	recommending highly qualified candidates who it believes will, if added to the Board, enhance the strength, independence and effectiveness of the Board;

•	recommending appropriate governance practices for the Company in light of corporate governance guidelines set forth by regulatory entities and applicable law;

•	periodically reviewing the Code of Business Conduct and Ethics for the Company and recommending amendments to the Board;

•	reviewing and approving material transactions between the Company or a subsidiary of the Company and related persons;

•	adopting guidelines to establish timing for routine sales of our securities by officers, directors and employees;

•	reviewing policies and guidelines for dissemination of material non-public information concerning the business or affairs of the Company and its operating subsidiaries; and

•	recommending to the Board compensation guidelines for directors of the Company.

The Nominating and Corporate Governance Committee also determines the independence of directors or potential directors. The Charter for the Nominating and Corporate Governance Committee may be reviewed at the Company’s website — www.geovic.net and on SEDAR at www.sedar.com.

Special Committee

A Special Committee was established by the Board in September 2009 for the purpose of working with management to meet with and select an experienced financial advisor for the Company in connection with anticipated project financing for the Nkamouna-Mada mine project being developed by Geovic Cameroon Plc (“GeoCam”), the Company’s 60 percent owned Cameroon subsidiary, and related matters. In December 2009 the Committee approved the engagement of Standard Chartered Bank, with its head office in London, as financial advisor to the Company in connection with financing and related opportunities for the Nkamouna-Mada mine project of GeoCam. The Special Committee is not a permanent standing committee of the Board. Messrs. Nesmith, MacDonald and Goldberg are members of the Special Committee.

Assessments

While the Company has no formal review process in place for individual directors, the Board considers the effectiveness and contribution of its individual members from time to time on an informal basis.

The Board is committed to assessments of the effectiveness of the Board, the committees of the Board and the individual directors. In accordance with its charter, the Nominating and Corporate Governance Committee periodically reviews and makes recommendations to the Board regarding evaluations of the Board, the committees of the Board and the individual directors. The process for such evaluations could include the following:

•	individual discussions between each director and an independent consultant and/or members of the Nominating and Corporate Governance Committee;

•	with regard to individual director assessments, peer and/or self evaluations; and

•	individual discussions with those members of senior management who regularly interact with the Board.

Transactions with Related Parties

Mr. Buckovic holds shares representing 0.5% of GeoCam, the Company’s 60% owned Cameroon subsidiary through which the Company holds its interest in the Nkamouna-Mada cobalt, nickel and manganese mine project. These shares are subject to an Option Agreement under which the Company has an option to acquire all the GeoCam shares held by Mr. Buckovic at any time until December 31, 2020 in exchange for the issuance by the Company to Mr. Buckovic of 139,000 shares of Geovic common stock. The Company is obligated under the Option Agreement to make all payments required under the GeoCam Shareholders Agreement, or otherwise to maintain Mr. Buckovic’s 0.5% ownership interest in GeoCam. In 2008 and 2009, in accordance with capital increases adopted by shareholders of GeoCam in 2008, the Company paid $241,000 and $67,000, respectively, to GeoCam on behalf of Mr. Buckovic in accordance with this obligation. As a result of such payments, Mr. Buckovic continues to hold GeoCam shares equal to 0.5% of all outstanding GeoCam shares, all of which are subject to the Option Agreement.

Procedures for Approval of Transactions with Related Persons

A written policy relating to the approval of transactions with related persons was adopted when the Board established the Nominating and Corporate Governance Committee in 2007. The Company’s written policy for the review of material transactions with related persons requires review, approval or ratification of all transactions in which the Company or a subsidiary is a participant and in which a Company director, executive officer, a significant stockholder or an immediate family member of any of the foregoing persons, or a person with a similar relationship with a subsidiary of the Company, has a direct or indirect material interest, subject to certain categories of transactions that are deemed to be pre-approved under the policy. The pre-approved transactions include employment of executive officers, director compensation (in general, where such transactions are required to be reported in the Company’s proxy statement pursuant to compensation disclosure requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as well as transactions in the ordinary course of business where the aggregate amount involved is expected to be less than $5,000. All related party transactions will have to be reported for review by the Nominating and Corporate Governance Committee or the Audit Committee. Transactions deemed to be pre-approved are not required to be reported to the Nominating and Corporate Governance Committee, except that material transactions in the ordinary course of business are required to be submitted to the Nominating and Corporate Governance Committee for review at its next following meeting.

Following its review, the Nominating and Corporate Governance Committee determines whether these transactions are in, or not inconsistent with, the best interests of the Company and the Company’s stockholders, taking into consideration whether they are on terms no less favourable to the Company than those available with other parties and the related person’s interest in the transaction. Ultimately, material transactions require approval of disinterested directors. If a related party transaction is to be ongoing, the Nominating and Corporate Governance Committee may establish guidelines for the Company’s management to follow in its ongoing dealings with the related person.

Interest in Material Transactions; Conflicts of Interest

No person, including any proposed nominee for election as a director of the Company, nor any associate or affiliate of the foregoing, has any material interest, direct or indirect in any transaction since the commencement of the Company’s last financial year or in any proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries, except as may be inferred from the matter described below in Proposal No. 2. Certain of the Company’s directors and officers are also directors and officers of other natural resource companies. Consequently, there exists the possibility for such directors and officers to be in a position of conflict. Any decision made by any of such directors and officers relating to the Company will be made in accordance with their duties and obligations under applicable law.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company’s Shares, as of the Record Date, by (i) each of our directors and executive officers, (ii) each person who holds, of record, more than 5% of our Shares with such person’s address, and (iii) our executive officers and directors, as a group. Beneficial ownership is based on the number of Shares and percentage of issued Shares beneficially owned, directly or indirectly, or that are subject to control or direction by that person. For purposes of the table, and in accordance with Rule 13d-3(d)(1) under the Exchange Act, the applicable percentage of ownership for each listed person is based on 103,724,508 outstanding Shares as at the Record Date, plus any securities held by such person exercisable for, or convertible into, the Company’s common stock within 60 days of the Record Date.

Name of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percentage of Outstanding Common Stock
Tradewinds Global Investors, LLC 2049 Century Park East, 205th Floor Los Angeles, CA 90067	10,915,385		10.52%
Paul D. Rose 14465 NW Belle Place Beaverton, OR 97006	9,369,403	(2)	9.03%
William A. Buckovic 743 Horizon Ct. 300A Grand Junction, CO 81506	12,479,500	(3)	11.73%
Robert J. MacDonald	772,000	(4)	0.74%
Michael T. Mason	430,000	(5)	0.41%
Wade D. Nesmith	460,000	(6)	0.44%
John T. Perry	180,000	(7)	0.17%
Gregg J. Sedun	4,142,535	(8)	3.95%
John E. Sherborne	1,382,736	(9)	1.32%
Michael A. Goldberg	250,000	(10)	0.24%
Greg C. Hill	682,000	(11)	0.65%
David C. Beling	1,681,900	(12)	1.60%
Gary R. Morris	961,369	(13)	0.92%
Alan W. Peryam	126,000	(14)	0.12%
Shelia I. Short	353,536	(15)	0.34%
Richard Howe	100,000	(16)	0.10%
Barbara A. Filas	258,000	(17)	0.25%
Conrad B. Houser	108,000	(18)	0.10%
Diane M. Hartnett	58,000	(19)	0.06%
All Officers and Directors as a Group (17 Persons)	24,425,576		23.55%

(1)	Unless otherwise indicated, the address of each such person is c/o Geovic Mining Corp., 1200 17th Street, Suite 980, Denver, Colorado 80202.
(2)	Includes 8,375,411 Shares held by Paul D. Rose over which Mr. Rose has sole dispositive and voting power, 654,072 Shares held by Mr. Rose’s wife, Jean L. Rose, over which Ms. Rose has sole dispositive and voting power and 339,920 Shares over which Mr. and Ms. Rose share dispositive and voting power.
(3)	Includes 8,418,156 Shares held jointly with his wife, 1,283,864 Shares held by himself, options exercisable within 60 days of the Record Date to purchase up to 2,686,280 Shares and 91,200 Shares held by his wife as trustee for the benefit of minor children, of which he disclaims beneficial ownership. Mr. Buckovic also holds unexercisable options to purchase up to 72,000 Shares.
(4)	Includes 362,000 Shares and options exercisable within 60 days of the Record Date to purchase up to 410,000 Shares. Mr. MacDonald also holds unexercisable options to purchase up to 90,000 Shares.
(5)	Includes options exercisable within 60 days of the Record Date to purchase up to 430,000 Shares. Mr. Mason also holds unexercisable options to purchase up to 90,000 Shares.
(6)	Includes options exercisable within 60 days of the Record Date to purchase up to 460,000 Shares. Mr. Nesmith also holds unexercisable options to purchase up to 90,000 Shares.
(7)	Includes options exercisable within 60 days of the Record Date to purchase up to 180,000 Shares. Mr. Perry also holds unexercisable options to purchase up to 120,000 Shares.
(8)	Includes 27,768 Shares held directly, 505,000 Shares held by GJS Capital Corp. of which Mr. Sedun is beneficial owner, exercisable warrants to purchase up to 699,767 Shares and options exercisable within 60 days of the Record Date to purchase up to 410,000 Shares, and also includes 200,000 Shares held by Mr. Sedun’s wife and 2,300,000 Shares held by Alcaron Capital Corp., of which the beneficial owners are Mr. Sedun’s wife and children, and beneficial ownership of which is disclaimed by Mr. Sedun. Mr. Sedun also holds unexercisable options to purchase up to 90,000 Shares.
(9)	Includes 92,055 Shares and options exercisable within 60 days of the Record Date to purchase up to 1,290,681 Shares. Mr. Sherborne also holds unexercisable options to purchase up to 62,250 Shares.
(10)	Includes options exercisable within 60 days of the Record Date to purchase up to 250,000 Shares. Mr. Goldberg also holds unexercisable options to purchase up to 150,000 Shares.
(11)	Includes options exercisable within 60 days of the Record Date to purchase up to 682,000 Shares. Mr. Hill also holds unexercisable options to purchase up to 78,000 Shares.
(12)	Includes 334,900 Shares and options exercisable within 60 days of the Record Date to purchase up to 1,347,000 Shares. Mr. Beling also holds unexercisable options to purchase up to 87,000 Shares.
(13)	Includes 104,969 Shares and options exercisable within 60 days of the Record Date to purchase up to 856,400 Shares. Mr. Morris also holds unexercisable options to purchase up to 54,000 Shares.
(14)	Includes options exercisable within 60 days of the Record Date to purchase up to 126,000 Shares. Mr. Peryam also holds unexercisable options to purchase up to 84,000 Shares.
(15)	Includes 25,536 Shares and options exercisable within 60 days of the Record Date to purchase up to 328,000 Shares. Ms. Short also holds unexercisable options to purchase up to 27,000 Shares.
(16)	Includes options exercisable within 60 days of the Record Date to purchase up to 100,000 Shares.
(17)	Includes options exercisable within 60 days of the Record Date to purchase up to 258,000 Shares. Ms. Filas also holds unexercisable options to purchase up to 162,000 Shares.
(18)	Includes options exercisable within 60 days of the Record Date to purchase up to 108,000 Shares. Mr. Houser also holds unexercisable options to purchase up to 72,000 Shares.
(19)	Includes options exercisable within 60 days of the Record Date to purchase up to 58,000 Shares. Ms. Hartnett also holds unexercisable options to purchase up to 42,000 Shares.

We are not aware of any arrangements that may result in “changes in control” as that term is defined by the provisions of Item 403 of Regulation S-K.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation paid during the fiscal years indicated to the individuals who served as Chief Executive Officer and Chief Financial Officer of the Company; each of the Company’s three most highly compensated executive officers, other than the Chief Executive Officer and Chief Financial Officer, who were serving as executive officers at the end of the most recently completed financial year and whose salary and bonus exceeded $100,000; and any individual who would have satisfied this criteria but for the fact that individual was not serving as an officer at December 31, 2009 (collectively, the “Named Executive Officers”):

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock awards ($) (non-cash)(1)	Options awards ($) (non-cash)(2)	All other compen- sation ($)		Total ($)
John E. Sherborne	2009	285,000	10,000	—	27,750	12,876		335,626
Chief Executive Officer and Director	2008	275,000	10,000	—	248,248	5,456	(3)	538,704
	2007	191,500	207,500	155,082	415,000	4,672		973,754

Greg C. Hill	2009	210,000	6,500	—	22,200	16,295		254,995
Chief Financial Officer	2008	200,000	7,500	—	198,599	10,500		416,599
	2007	188,200	87,600	—	664,000	1,400		941,200

William A. Buckovic	2009	186,000	7,500	—	14,800	10,605		218,905
Executive Vice President and Director	2008	180,000	5,000	—	148,949	17,006		350,955
	2007	141,000	54,000	161,882	249,000	15,067		620,949

David C. Beling	2009	246,000	6,500	—	18,500	17,150		288,150
Executive Vice President, Chief Operating Officer	2008	240,000	5,000	—	248,248	6,000		499,248
	2007	180,000	172,000	309,249	415,000	5,700		1,081,949

Barbara A. Filas	2009	175,000	7,500	—	96,000	5,475		283,975
Executive Vice President, Chief Administrative Officer	2008	—	—	—	—	—		—
	2007	—	—	—	—	—		—

(1)	Restricted shares issued in 2006. Mr. Sherborne received 164,110 shares, Mr. Buckovic received 171,306 shares and Mr. Beling received 327,300 shares after adjustment for the RTO. The shares vested for Federal income tax purposes at 50% in each of 2007 and 2008, depending on certain conditions. In 2006 we valued these shares at 70% of the estimated value of the shares at the date granted, which we estimated to be $1.075 per share based on a previous private placement at that price.
(2)	The grant date fair value of such options was computed in accordance with the authoritative guidance for accounting for stock compensation. See Note 7 to the Consolidated Financial Statements for the fiscal year ended December 31, 2009 included in the Company’s annual report on Form 10-K for assumptions made in reaching these valuations.
(3)	Does not include moving expenses, travel and related expense reimbursements totalling $10,637 for Mr. Sherborne paid in connection with his move from Grand Junction to Denver Colorado when the executive offices of the Company were moved to Denver in 2008. Also does not include $157,060 in net equity to Mr. Sherborne paid by a non-affiliated relocation specialist engaged and compensated by the Company which purchased the home of Mr. Sherborne based on the appraised values of such home at the time of purchase.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the number of unexercised options held by each Named Executive Officer as at December 31, 2009.

Name	Number of Securities Underlying Unexercised Options (#)		Number of Securities Underlying Unexercised Options (#)		Option Exercise Price		Option Expiration Date
	Exercisable		Unexercisable
John E. Sherborne	113,800	*	—			$0.05	11/23/2016
	132,000	*	—			$0.08	11/23/2016
	235,060	*	—			$0.08	12/31/2017
	260,032	*	—			$0.08	12/31/2013
	100,032	*	—			$0.08	12/31/2014
	800,000	*	—			$0.15	12/31/2013
	5,560	*	—			$0.23	11/23/2016
	31,020	*	—			$0.23	12/31/2017
	80,000	*	—			$0.38	12/31/2014
	73,336	*	—			$1.08	8/15/2016
	120,022	*	—			$1.30	12/31/2015
	52,500	*	22,500	*	Cdn$	0.65	2/3/2019
	250,000	*	—		Cdn$	1.68	1/3/2018
	250,000	*	—		Cdn$	2.36	10/26/2017

Greg C. Hill	42,000		18,000		Cdn$	0.65	2/3/2019
	200,000		—		Cdn$	1.68	1/3/2018
	400,000		—		Cdn$	2.36	10/26/2017

William A. Buckovic	1,429,200		—			$0.05	11/23/2016
	8,600		—			$0.10	12/31/2013
	26,540		—			$0.15	12/31/2013
	376,000		—			$0.15	12/31/2014
	61,680		—			$0.23	11/23/2016
	35,100		—			$0.23	12/31/2017
	100,000		—			$0.38	12/31/2014
	62,000		—			$1.08	8/15/2016
	156,000		—			$1.30	12/31/2015
	28,000		12,000		Cdn$	0.65	2/3/2019
	150,000		—		Cdn$	1.68	1/3/2018
	150,000		—		Cdn$	2.36	10/26/2017

David C. Beling	40,000		—			$0.10	12/31/2013
	120,000		—			$0.15	12/31/2013
	176,000		—			$0.15	12/31/2014
	20,000		—			$0.38	12/31/2014
	222,000		—			$1.08	8/15/2016
	186,000		—			$1.30	12/31/2015
	35,000		15,000		Cdn$	0.65	2/3/2019
	250,000		—		Cdn$	1.68	1/3/2018
	250,000		—		Cdn$	2.36	10/26/2017

Barbara A. Filas	210,000		90,000		Cdn$	0.66	2/16/2019
	48,000		72,000		Cdn$	0.90	1/11/2020

*	In August 2009, in connection with a court-ordered settlement of a divorce, Mr. Sherborne transferred one-half of each option then held by him to his former spouse. As of December 31, 2009, Mr. Sherborne held options to purchase up to a total of 1,262,931 Shares.

Securities Reserved for Issuance under Equity Compensation Plan

The following table sets forth information as at December 31, 2009 relating to the Company’s Second Amended and Restated Stock Option Plan, our only equity compensation plan at December 31, 2009, first adopted September 29, 2006.

Plan Category	Number of securities to be issued upon exercise/conversion of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected herein)
Equity compensation plans approved by security holders	15,073,318	$0.74 per Share	3,626,682
Equity compensation plans not approved by security holders	—	—	—

Total	15,073,318	$0.74 per Share	3,626,682

The Company has never repriced any stock options previously granted, and none were repriced in 2009.

Employment Agreements

The Company has written employment agreements (the “Agreements”) with each of its Named Executive Officers. Each Agreement provides for continued employment with rolling two year terms. Each Agreement also provides for payment of certain compensation following termination of the Named Executive Officer’s employment, if such termination is (i) by the Company without cause or due to the Named Executive Officer’s death or disability or (ii) by the Named Executive Officer due to the Company’s breach of any material obligation owed to the Named Executive Officer under the Agreement, due to the Company requiring the Named Executive Officer to perform illegal activities, due to the inability of the Named Executive Officer to substantially perform his or her essential duties under the Agreement because of a disability, or in the event of a change in control or any similar business circumstance with the Company or its subsidiaries which results within twelve months of such change in control in either (A) a termination or threatened termination of the Named Executive Officer’s employment or a reduction in compensation to be paid to the Named Executive Officer or (B) a significant change in the duties of the Named Executive Officer reasonably deemed unacceptable by the Named Executive Officer. The term “change in control” as used in the Agreements means (1) any one person (or group of affiliated persons) holds a sufficient number of voting shares of the Company (or a resulting issuer) to affect materially the control of the Company or (2) any combination of persons acting in concert hold in total a sufficient number of voting shares of the Company to affect materially the control of the Company, in each case where such person or combination of persons did not previously hold a sufficient number of voting shares of the Company to affect materially the control of the Company (with the holding of more than 20 percent of the voting shares of the Company being deemed to materially affect the control of the Company in the absence of evidence to the contrary).

The compensation payable to a Named Executive Officer in a termination event described above (other than termination by the Company due to a Named Executive Officer’s death or disability) would be a lump sum amount, due within 90 days of termination, equal to two years of the minimum base salary of the Named Executive Officer, commencing on the effective date of the termination, plus any annual bonus to which the Named Executive Officer would have been entitled had the Agreement not been terminated. In the event of termination by the Company due to a Named Executive Officer’s death, the Named Executive Officer’s estate would receive an amount equal to the amount received by the Company under the life insurance held by the Company on such Named Executive Officer’s life. In the event of termination by the Company due to a Named Executive Officer’s disability, the Named Executive Officer would receive an amount equal to the amount received by the Company under the disability insurance held by the Company on such Named Executive Officer.

In addition, in connection with each of the termination events described above, the Named Executive Officer would become 100 percent vested with respect to any options to purchase the Company’s capital stock then held by the Named Executive Officer and any restrictions with respect to restricted shares of the Company’s capital stock then held by the Named Executive Officer would immediately lapse, subject to any applicable rules or restrictions imposed by any stock exchange or securities regulatory authority. The Company does not have any obligation under the Agreements to pay or reimburse the Named Executive Officer for any income or other taxes imposed as result of the foregoing benefits.

Our Board believes that having these Agreements in place is an important retention incentive for our Named Executive Officers.

Directors and Officer Liability Insurance

The Company has purchased and maintains insurance for the benefit of the directors and officers of the Company and its subsidiaries against liabilities incurred by such persons as directors and officers of the Company and its subsidiaries, except where the liability relates to such person’s failure to act honestly and in good faith with a view to the best interests of the Company and its subsidiaries. The annual premium for the policy year ending November 30, 2010 paid by the Company and its subsidiaries for this insurance in respect of the directors and officers as a group is $142,263. No premium for this insurance is paid by the individual directors and officers.

ADOPTION OF 2010 STOCK AWARD PLAN

(Proposal No. 2)

Introduction

At the Meeting, stockholders will be asked to consider and vote for the adoption of the 2010 Stock Award Plan, which was approved by the Board of Directors on March 26, 2010. We believe that stock-based awards focus employees on the objective of creating stockholder value and promoting the success of Company, and that incentive compensation plans like the proposed 2010 Stock Award Plan will be an important attraction, retention and motivation tool for participants in the plan.

The principal terms of the 2010 Stock Award Plan are summarized below. The following summary is qualified in its entirety by the full text of the 2010 Stock Award Plan, which is attached to this Proxy Statement as Appendix A.

Summary Description of the 2010 Stock Award Plan

Purpose

The purpose of the 2010 Stock Award Plan is to promote the success of the Company and the interests of its stockholders by providing an additional means for us to attract, motivate, retain and reward directors, officers, employees and other eligible persons through the grant of awards for high levels of individual performance. The 2010 Stock Award Plan provides a means by which eligible recipients may be given an opportunity to benefit from increases in value of our common stock through the granting of restricted stock and restricted stock units.

Administration

The Board of Directors or one or more committees appointed by the Board of Directors will administer the 2010 Stock Award Plan. Any committee so appointed by the Board of Directors will consist of two or more non-employee directors of the Company that meet the independence requirements of any national stock exchange on which shares of the Company’s common stock are listed. The appropriate acting body, be it the Board of

Directors or a committee within its delegated authority, is referred to in this proposal as the “Committee.” The Board of Directors expects that the Compensation Committee of the Board will act as administrator of the 2010 Stock Award Plan.

The Committee has broad authority under the 2010 Stock Award Plan with respect to award grants including, without limitation, the authority to:

•	select participants and determine the type(s) of award(s) that they are to receive;

•	determine the number of shares of common stock that are to be subject to awards and the terms and conditions of awards;

•	accelerate or extend the vesting or exercisability or extend the term of any or all outstanding awards;

•	amend the 2010 Stock Award Plan or awards made thereunder, subject to any required consents, and suspend or terminate the 2010 Stock Award Plan; and

•	subject to the other provisions of the 2010 Stock Award Plan, amend the terms of an outstanding award and to authorize the repricing or substitution of an award.

Eligibility

Persons eligible to receive awards under the 2010 Stock Award Plan include employees, directors, officers and consultants of the Company and its affiliates.

Authorized Shares

The maximum number of shares of our common stock that may be issued pursuant to the 2010 Stock Award Plan is 2,000,000, which is 1.93% of the issued and outstanding shares of our common stock as of the Record Date.

Types of Awards

The 2010 Stock Award Plan authorizes grants of restricted stock and restricted stock units.

Restricted Stock. Shares of restricted stock are shares of our common stock that are subject to certain restrictions on sale, pledge or other transfer by the recipient during a particular period of time (the restricted period). Subject to the restrictions provided in the applicable award agreement and the 2010 Stock Award Plan, a participant receiving shares of restricted stock has certain rights of a stockholder as to such shares, including the right to receive dividends, if any, at the time such shares have vested. A participant receiving shares of restricted stock will not have any voting rights of a stockholder with respect to any unvested shares of restricted stock unless and until such unvested shares of restricted stock become vested.

Restricted Stock Units. A restricted stock unit represents the right to receive one share of our common stock on a specific future vesting date. Subject to the restrictions provided in the applicable award agreement and the 2010 Stock Award Plan, a participant receiving restricted stock units has no stockholder rights until shares of common stock are issued to the participant.

Vesting; Termination of Service

Shares of restricted stock and restricted stock units awarded shall vest in a manner determined by the Committee with respect to such award. Unless otherwise provided in the applicable award agreement, in the event a participant’s service with the Company or an affiliate of the Company terminates prior to a vesting date set forth in such participant’s award agreement, any unvested restricted stock or portion of a restricted stock unit award, as applicable, shall be forfeited and, in the case of restricted stock, automatically transferred to and reacquired by the Company at no cost to the Company, and neither the participant nor his or her heirs, executors, administrators or successors shall have any right or interest in the restricted stock or restricted stock unit award.

However, unless otherwise provided in the applicable award agreement, if such employment terminates as a result of (i) being terminated other than for cause, (ii) death, (iii) disability, (iv) retirement or (v) a change of control, then any unvested restricted stock or portion of a restricted stock unit award shall vest immediately upon such date of termination.

Acceleration of Awards

Generally, and subject to limited exceptions set forth in the 2010 Stock Award Plan, (i) if stockholders prior to a transaction do not continue to own more than 50% of the outstanding shares of the Company (or a successor) following a consolidation, merger, amalgamation or reorganization or acquisition involving the Company or any of its subsidiaries, (ii) if there is a sale or other disposition to any person of assets, rights and properties of the Company and/or its subsidiaries which have an aggregate book value that is greater than 50% of the book value of the assets, rights and properties of the Company and its subsidiaries on a consolidated basis, (iii) if the stockholders approve a plan of liquidation of the Company, (iv) if any person acquires more than 50% of the outstanding common stock or voting power of the Company, (v) if there are certain changes in a majority of the Board of Directors or (vi) if the Board of Directors adopts a resolution to the effect that any of the foregoing has occurred or is imminent, then awards then-outstanding under the 2010 Stock Award Plan will become fully vested. The Committee has the discretion to establish the terms and conditions for the exercise or modification of any outstanding award in connection with the occurrence of any of the foregoing events.

Substitution and Repricing

The Committee may, in its discretion and without express stockholder approval, issue new awards in substitution for outstanding awards previously granted to participants, or approve a repricing (within the meaning of United States generally accepted accounting practices or any applicable stock exchange rule) of stock awards issued under the 2010 Stock Award Plan. Any such substitution or repricing must comply with Section 409A of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) and Section 7 of the Income Tax Act (Canada), as applicable.

Adjustments

As is customary in incentive plans of this nature, share awards and the number and kind of shares available under the 2010 Stock Award Plan are subject to adjustment in the event of certain mergers, consolidations, reorganizations, recapitalizations, reincorporations, stock dividends, dividends in property other than cash, stock splits, liquidating dividends, combinations of shares, exchanges of shares, changes in corporate structure and other similar transactions.

Transfer Restrictions

Subject to certain exceptions set forth in the 2010 Stock Award Plan, awards under the 2010 Stock Award Plan generally are not transferable by the recipient other than by the designation of a beneficiary, by will or the laws of descent and distribution, or pursuant to domestic relations orders, and are generally exercisable, during the recipient’s lifetime, only by the recipient. The Committee has discretion, however, to establish written conditions and procedures for the transfer of awards to other persons or entities, provided that such transfers comply with applicable federal and state securities laws.

Amendments

The Committee may, without notice to the stockholders and without further stockholder approval (subject to applicable stock exchange requirements), at any time and from time to time, amend the 2010 Stock Award Plan, including but not limited to:

•	make formal minor or technical modifications to any of the provisions of the 2010 Stock Award Plan;

•	correct any ambiguity, defective provisions, error or omission in the provisions of the 2010 Stock Award Plan;

•	change any restricted period of an award;

•	change the termination provisions of an award or the 2010 Stock Award Plan;

•	change the persons who qualify as participants under the 2010 Stock Award Plan; or

•	make adjustments upon changes in common stock as described above.

The Committee may also amend the 2010 Stock Award Plan in any respect the Committee deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder and/or to bring the 2010 Stock Award Plan into compliance therewith; however neither the Committee nor the Board may increase the number of shares available under the 2010 Stock Award Plan. No amendment may adversely affect the rights of a participant under the 2010 Stock Award Plan without the consent of such participant.

The Committee may, at any time and from time to time, amend the terms of one or more awards. No amendment of an award may impair the rights of a participant thereunder without the consent of such participant.

Termination or Suspension

The Committee may terminate or suspend the 2010 Stock Award Plan at any time. Unless sooner terminated, the 2010 Stock Award Plan shall terminate on March 26, 2020, after which no grants of awards may be made. The administration of the 2010 Stock Award Plan shall continue in effect until all matters relating to awards previously granted have been settled.

United States Federal Income Tax Consequences of Awards under the 2010 Stock Award Plan

The U.S. federal income tax consequences to the Company of the 2010 Stock Award Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the 2010 Stock Award Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local or international tax consequences.

The current U.S. federal income tax consequences of awards authorized under the 2010 Stock Award Plan generally follow certain basic patterns: (i) nontransferable restricted stock subject to a substantial risk of forfeiture results in income to the recipient and a deduction to the Company equal to the excess of the fair market value of such stock (determined without regard to restrictions, which by their terms will never lapse), over the price paid (if any) only at the time the restricted stock is no longer subject to a substantial risk of forfeiture (unless the recipient properly elects to accelerate recognition as of the date of grant) and (ii) restricted stock units result in income recognition to the recipient and a deduction to the Company at such time shares are issued and no longer subject to a substantial risk of forfeiture with respect to the restricted stock units equal to the fair market value of the shares transferred on the date the shares are no longer subject to a substantial risk of forfeiture. A recipient’s rights to an award are generally subject to a substantial risk of forfeiture where such rights are conditioned upon the future performance of substantial services by the participant. If a recipient’s sales of stock received upon exercise of an award at a profit would subject the recipient to suit under Section 16(b) of the Exchange Act, the stock may be treated as subject to a substantial risk of forfeiture for up to six months from the day the shares are received.

If an award is accelerated under the 2010 Stock Award Plan in connection with a “change in control” (as this term is used under the Code), the Company may not be permitted to deduct a portion of the compensation (“parachute payments”) if it exceeds certain threshold limits under the Code (and certain related excise taxes to the recipient may be triggered). Furthermore, the aggregate compensation in excess of $1,000,000 attributable to awards that are not “performance-based” within the meaning of Section 162(m) of the Code may not be deductible by the Company in certain circumstances.

If any award constitutes non-qualified deferred compensation under Section 409A of the Code, the incentive will be structured with the intent that it will comply with Section 409A to avoid the imposition of additional tax, penalties and interest on the participant.

Canadian Federal Income Tax Consequences of Awards under the 2010 Stock Award Plan

The Canadian federal income tax consequences to a recipient of an award under the 2010 Stock Award Plan under current Canadian federal law, which is subject to change, are summarized in the following discussion of the general Canadian federal tax principles applicable to the 2010 Stock Award Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe provincial, local or international tax consequences.

With respect to a grant of restricted stock, a recipient will generally have an income inclusion equal to the fair market value of the shares received on the date of grant. However, it may be possible to include a lesser amount in income by applying a discount to the fair market value. The applicable discount rate will depend on the nature of the restrictions, date of vesting and other factors and a recipient of restricted stock should consult their own advisors in this regard. If, at a future date, the restrictions are not met and the shares are forfeited, there is generally a capital loss sustained equal to the difference between the fair market value of the shares on the date of the award less the proceeds received on the forfeiture. Fifty percent of the capital loss generated by the disposition may be applied against current taxable capital gains, or otherwise carried back three years or carry forward indefinitely.

With respect to restricted stock units, there is no taxable event when the restricted stock units are granted, but an income inclusion equal to the fair market value of the shares when such shares are issued pursuant to the restricted stock units.

Required Vote

The 2010 Stock Award Plan will be adopted by the affirmative vote of a majority of the Shares present in person or represented by proxy at the Meeting and entitled to vote on such matter. Officers, directors of the Company and nominees for directors of the Company and its subsidiaries entitled to receive a benefit under the 2010 Stock Award Plan, who as a group (18 persons) hold 23,114,851 Shares or 22.28% of the issued and outstanding Shares as of the Record Date, are not eligible to vote their Shares in respect of the 2010 Stock Award Plan.

Recommendation of the Board of Directors

Our Board of Directors unanimously recommends that the Company’s stockholders vote “FOR” the adoption of the 2010 Stock Award Plan.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

(Proposal No. 3)

The Board of Directors is asking stockholders to consider and act upon a proposal for the ratification of the Audit Committee’s selection of Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010. E&Y was our independent registered public accounting firm for the fiscal year ended December 31, 2009.

Although current law, rules and regulations require the Company’s independent registered public accounting firm to be engaged and supervised by the Audit Committee, the Board is submitting the selection of E&Y for ratification by stockholders as a matter of good corporate practice. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection of the external auditor but may conclude that it is in the best interests of the Company to retain E&Y for the current fiscal year. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interest of the Company and its stockholders.

Representatives of E&Y are expected to be present at the annual meeting to respond to questions and may make a statement if they so desire.

Change of Auditor

At the suggestion of Ernst & Young LLP (Canada) (“E&Y Canada”), on November 14, 2008, the Audit Committee elected to replace E&Y Canada as Geovic’s independent registered public accounting firm with E&Y. This change was suggested due to the relocation of Geovic’s principal executive offices to Denver, Colorado, where E&Y has an office, whereas E&Y Canada has no office convenient to Geovic’s business activities. The Audit Committee’s decision to replace E&Y Canada was approved and ratified by the Board.

The reports of E&Y Canada on the consolidated financial statements for the Company’s two fiscal years ended December 31, 2007 and 2006, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with its audits for the years ended December 31, 2007 and 2006 and in the subsequent interim periods through September 30, 2008 and through the date of appointment of E&Y, there were (1) no disagreements with E&Y Canada on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y Canada would have caused them to make reference thereto in connection with its reports on the financial statements for such years and (2) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

On November 14, 2008, the Audit Committee engaged E&Y as Geovic’s independent registered public accounting firm for the fiscal year ending December 31, 2008. The Audit Committee made the decision to engage E&Y and that decision was approved and ratified by the Board. The Company had not consulted with E&Y during its two fiscal years ended December 31, 2007 and 2006, or during any subsequent interim period prior to its appointment as the Company’s auditor with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events as defined in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Fees Paid to the Independent Registered Public Accounting Firm

The fees billed to the Company for the last two fiscal years by the Company’s independent registered public accounting firm were:

	2009(1)	2008(2)
Audit Fees(3)	$413,831	$709,000
Audit-Related Fees(4)	—	—
Tax Fees(5)	—	$12,000
All Other Fees	—	—

Total	$413,831	$721,000

(1)	Includes fees billed by E&Y.
(2)	Includes fees billed by E&Y and E&Y Canada.

(3)	Audit fees consist of our annual audit costs, fees for review of registration statements we file with the SEC and review of financial statements included in our Form 10-Q quarterly reposts. Audit fees also include costs for auditing our internal control over financial reporting in 2009 and 2008 as required by the Sarbanes Oxley Act of 2002.
(4)	Audit-related fees are fees billed by the independent accountants for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and other reports and quarterly meetings with our Audit Committee, and include other consultations concerning financial accounting and reporting standards.
(5)	Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice, and tax planning.

Pre-Approval Policy Regarding Independent Registered Public Accounting Firm Services

The Audit Committee of the Board of Directors pre-approves all audit, non-audit and internal control-related services provided by the independent registered public accounting firm prior to the engagement of the independent registered public accounting firm with respect to such services. The audit and other services provided by our independent accountants are supervised by the Audit Committee. No services were performed in 2008 or 2009 by our independent registered public accountants that had not been pre-approved by our Audit Committee.

Recommendation of the Board of Directors

Our Board of Directors recommends a vote “FOR” the proposal ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2010.

AUDIT COMMITTEE REPORT

The role of the Audit Committee of the Board of Directors is to assist the Board in its oversight of: (1) our accounting and financial reporting processes, (2) the integrity of our financial statements, (3) our compliance with certain legal and regulatory requirements, (4) the independent auditor’s qualifications, independence and performance, (5) our business practices and ethical standards, (6) our risk assessment and risk management policies and (7) our internal disclosure controls and procedures, internal controls over financial reporting and compliance with the financial reporting aspects of the Sarbanes-Oxley Act, and to prepare this report. The Board, in its business judgment, has determined that all members of the Audit Committee are “independent” under rules promulgated by the SEC, Nasdaq listing standards and the applicable rules of the TSX; all members are financially literate and have accounting or related financial management expertise; and that two members of the Committee (Robert J. “Don” MacDonald, Chair and John T. Perry) qualify as “audit committee financial experts” as defined in the applicable regulations of the SEC. The Audit Committee operates pursuant to a written Charter, a copy of which can be found on our website at: www.geovic.net. As set forth in the Charter, management of Geovic is responsible for the preparation, presentation and integrity of Geovic’s financial statements, and the effectiveness of internal control over financial reporting. Management is responsible for maintaining Geovic’s accounting and financial reporting principles and internal controls and procedures reasonably designed to assure compliance with accounting standards and applicable laws and regulations. The Chief Financial Officer reports to the Audit Committee and is responsible for objectively reviewing and evaluating the adequacy, effectiveness and quality of Geovic’s internal controls relating, for example, to the reliability and integrity of the Company’s financial information and the safeguarding of assets. The independent registered public accounting firm is responsible for auditing Geovic’s financial statements and expressing an opinion as to their conformity with U.S. generally accepted accounting principles.

In the performance of its oversight function, the Audit Committee reviewed and discussed the audited financial statements with management and with E&Y. The Audit Committee also discussed with E&Y the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. Finally, the Audit Committee received the written disclosures and the letter from E&Y required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee on independence, and has discussed with the independent accountant the independent accountant’s independence. The Audit Committee has ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company’s independent registered public accounting firm. The fees billed by E&Y for non-audit services were pre-approved by the Audit Committee and were also considered in the discussions of the auditor’s independence.

Audit Committee members are not employees of Geovic, and do not perform the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to us by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of Geovic financial statements has been carried out in accordance with standards of the PCAOB, that the financial statements are presented in accordance with accounting principles generally accepted in the United States or that Geovic’s registered public accounting firm is in fact “independent.”

During 2009 the Audit Committee discussed with management the Company’s disclosure controls and procedures in connection with the filing of each Quarterly Report on Form 10-Q. The Audit Committee also discussed the Company’s internal control over financial reporting and the requirement under the Sarbanes Oxley Act of 2002 that management of the Company would be required to assess the effectiveness of the disclosure controls and procedures and the internal control over financial reporting as of the end of the fiscal year.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board that the audited financial statements be included in Form 10-K filed with the SEC. The Audit Committee also engaged E&Y as the independent registered public accounting firm for Geovic for the first half of fiscal 2010, and intends to engage E&Y for the fiscal year, subject to ratification by the Company’s stockholders.

Submitted by the Audit Committee of the Board of Directors

Robert J. (Don) MacDonald, Chair

Michael Goldberg

John T. Perry

Receipt of Financial Statements

The audited consolidated financial statements of the Company for the fiscal year ended December 31, 2009 and accompanying Auditor’s Reports thereon are included in the Annual Report for the fiscal year ending December 31, 2009 on Form 10-K a copy of which is available with this Proxy Statement and will be presented at the Meeting.

OTHER MATTERS

Should any matters other than the proposals described in this Proxy Statement properly come before the Meeting, the Shares represented by the proxy solicited hereby will be voted on such matters in accordance with the best judgement of the persons voting the Shares represented by the proxy, exercising discretionary authority.

Stockholder Proposals for the 2011 Annual Meeting

Proposals of stockholders intended to be presented at the annual meeting of stockholders to be held in 2011 must be timely received by the Board for consideration to be included in the proxy statement and proxy relating to the 2011 meeting. Such proposals must be received by the Company on or before January 4, 2011. Such proposals must comply with all of the requirements of SEC Rule 14a-8. Proposals should be addressed to Secretary of the Company at 1200 17th Street, Suite 980, Denver, CO, 80202, USA.

In accordance with the Company’s bylaws, in order for a stockholder to present any matter before the annual meeting of stockholders to be held in 2011 that is not to be included in the proxy statement and proxy, a stockholder’s notice of such matter must be delivered to the Secretary at the Company’s principal executive offices (see preceding paragraph) not less than 90 days nor more than 120 days prior to the first anniversary of the 2010 annual meeting of stockholders.

AVAILABILITY OF DOCUMENTS

The Company will provide to any person or corporation, upon request, one copy of any of the following documents:

1.	The Company’s latest Annual Report of Form 10-K, together with any document, or other pertinent pages of any document, incorporated therein by reference.

2.	Financial statements of the Company for the Company’s most recently completed financial year, together with the auditor’s reports thereon and Management’s Discussion and Analysis, and any interim financial statements of the Company subsequent to the financial statements for the Company’s most recently completed financial year.

Copies of the above documents will be provided, upon request to the Secretary of the Company at 1200 17th Street, Suite 980, Denver, CO, 80202, USA, free of charge to a stockholder of the Company, including a beneficial owner of stock. The Company may require the payment of a reasonable charge from any person or corporation who is not a stockholder of the Company and who requests a copy of any such document. Financial information is provided in the Company’s audited consolidated financial statements and management’s discussion and analysis for the financial year ended December 31, 2009. The above documents, together with additional information relating to the Company are available on EDGAR at www.sec.gov and on SEDAR at www.sedar.com.

The contents and sending of this Proxy Statement have been approved by the Board of Directors of the Company.

DATED at Denver, Colorado May 3, 2010

GEOVIC MINING CORP.

JOHN E. SHERBORNE

Chief Executive Officer and Director

Appendix A

GEOVIC MINING CORP.

2010 STOCK AWARD PLAN

1.	PURPOSES.

(a) General Purpose. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

(b) Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are the Employees, Directors, Officers and Consultants of the Company and its Affiliates; provided that in no event shall a Stock Award be granted unless, with respect to the proposed grantee, the Company qualifies as an “eligible issuer of service-recipient stock” for purposes of Treasury Regulations § 1.409A-1(b)(5)(iii)(E).

(c) Available Stock Awards. The purpose of the Plan is to provide a means by which eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Restricted Stock and Restricted Stock Units.

2.	DEFINITIONS.

(a) “Affiliate” means any entity that controls, is controlled by, or is under common control with the Company.

(b) “Board” means the Board of Directors of the Company.

(c) “Change of Control” means any one or more of the following events:

(i) a consolidation, merger, amalgamation, arrangement or other reorganization or acquisition involving the Company or any of its subsidiaries and another corporation or other entity, as a result of which the holders of Common Stock prior to the completion of the transaction hold less than 50% of the outstanding shares of the successor corporation after completion of the transaction;

(ii) the sale, lease, exchange or other disposition, in a single transaction or series of related transactions, of assets, rights or properties of the Company and/or any of its Subsidiaries which have an aggregate book value greater than 50% of the book value of the assets, rights and properties of the Company and its Subsidiaries on a consolidated basis to any other person or entity, other than a disposition to a majority-owned subsidiary of the Company in the course of a reorganization of the assets of the Company and its subsidiaries;

(iii) the stockholders approve a plan of complete liquidation of the Company;

(iv) any “person” or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of more than fifty percent (50%) of the then outstanding voting stock of the Company;

(v) as a result of or in connection with (A) a contested election of directors; or (B) a consolidation, merger, amalgamation, arrangement or other reorganization or acquisitions involving the Company or an of its Affiliates and another corporation or other entity, the nominees named in the most recent Proxy Statement of the Company for election shall not constitute a majority of the Board; or

(vi) the Board adopts a resolution to the effect that a Change of Control as defined herein has occurred or is imminent.

(d) “Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

(e) “Committee” means the Compensation Committee of the Company or such other independent committee as the Board of Directors of the Company shall determine.

(f) “Common Stock” means the Company’s common stock par value US$0.0001 and other rights with respect to such stock.

(g) “Company” means Geovic Mining Corp., a Delaware corporation.

(h) “Consultant” means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate.

(i) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director, Officer or Consultant, is not interrupted or terminated. Unless otherwise provided in a Stock Award Agreement, the Participant’s Continuous Service shall not be deemed to have terminated (A) as a result of a leave of absence of up to twelve months approved by the Chief Executive Officer of the Company and the Board or (B) merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director, Officer or Consultant or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service to the Company or an Affiliate as an Employee, Director, Officer or Consultant. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate may not constitute an interruption of Continuous Service. The Board, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any other leave of absence, including sick leave, military leave or personal leave.

(j) “Director” means a member of the Board of Directors of the Company.

(k) “Disability” means the Participant’s inability, due to illness, accident, injury, physical or mental incapacity or other disability, to carry out effectively the duties and obligations to the Company and its Affiliates performed by such person immediately prior to such disability for a period of at least six (6) months, as determined in the good faith judgment of the Board.

(l) “Dollars” or “$” or “US$” means United States dollars.

(m) “Effective Date” shall mean March 26, 2010, the date of its approval by the Board.

(n) “Employee” means any person employed by the Company or an Affiliate. Service as a Director or payment of a director’s fee by the Company or an Affiliate alone shall not be sufficient to constitute “employment” by the Company or an Affiliate.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on the Toronto Stock Exchange or any established stock exchange in the United States, the Fair Market Value of the Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in Common Stock if such stock is traded on more than one such exchange or market) on the last market trading day prior to the day of determination, as reported by such exchange or market or such other source as the Board reasonably deems reliable.

(ii) In the absence of such markets, if the Common Stock is quoted on the OTC Bulletin Board, the Fair Market Value of the Common Stock shall be the average of the closing bid price per share of the Common Stock for the three trading days ending on the last trading day prior to the day of determination, as reported by the OTC Bulletin Board.

(iii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board using a reasonable valuation method in accordance with Treas. Reg. Section 1.409A-1(b)(5)(iv)(B) or any successor thereto.

(q) “Form S-8” means Form S-8 Registration Statement under the Securities Act.

(r) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(s) “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(t) “Plan” means this Geovic Mining Corp. 2010 Stock Award Plan.

(u) “Restricted Period” shall mean the period of time determined by the Board during which a Stock Award is subject to restrictions.

(v) “Restricted Stock” shall mean shares of Common Stock, subject to certain specified restrictions (including, without limitation, a requirement that the Participant provide Continuous Service for a specified period of time), granted under Section 6(a) of the Plan.

(w) “Restricted Stock Unit” shall mean an unfunded and unsecured promise to deliver shares of Common Stock, subject to certain restrictions (including, without limitation, a requirement that the Participant provide Continuous Service for a specified period of time), granted under Section 6(b) of the Plan.

(x) “Retirement” means an Employee’s retirement from the Company or an Affiliate, on or after attaining age 66 or earlier with the Board’s consent.

(y) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(z) “Securities Act” means the Securities Act of 1933, as amended.

(aa) “Stock Award” means any right granted under the Plan in the form of Restricted Stock or Restricted Stock Units.

(bb) “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant.

3.	ADMINISTRATION.

(a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee as provided in Section 3(c). The Board may, at any time and for any reason in its sole discretion, rescind some or all of such delegation.

(b) The Board is authorized to interpret and to implement the Plan and all Plan agreements and may from time to time amend or rescind rules and regulations required for carrying out the Plan. The Board shall have the authority to exercise all of the powers granted to it under the Plan, to make any determination necessary or advisable in administering the Plan and to correct any defect or any omission and reconcile any inconsistency in the Plan. The Board shall have, in addition to any specific powers granted by this Plan, such powers that it may deem necessary, desirable, convenient or appropriate for the supervision and administration of this Plan.

(c) The Board may delegate administration of the Plan and its powers and duties thereunder, or any portion thereof, to a Committee or Committees, and the term Committee shall apply to any person or persons to whom such authority has been delegated. Upon such delegation, the Committee shall have the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan, except respecting matters under Rule 16b-3 of the Exchange Act or any rules or regulations thereunder, which are required to be determined in the sole discretion of the Committee.

(d) The Committee shall consist of such two or more Directors as the Board may designate from time to time, all of whom shall be and remain Directors. To the extent necessary to comply with Rule 16b-3, each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3. The Committee shall also satisfy any “independence” requirements of any national securities exchange on which the Shares are listed.

(e) All determinations, interpretations and constructions relating to this Plan made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons. No member of the Board or the Committee or any person to whom duties hereunder have been delegated, including any member of any committee or subcommittee, shall be liable for any action, interpretation or determination made in good faith, and such persons shall be entitled to full indemnification and reimbursement consistent with applicable law and in the manner provided in the Company’s Certificate of Incorporation and Bylaws, as the same may be amended from time to time, or as otherwise provided in any agreement between any such member and the Company.

4.	STOCK SUBJECT TO THE PLAN.

(a) Stock Reserve. Subject to the provisions of Section 9 relating to adjustments upon changes in Common Stock, the Common Stock that may be issued pursuant to Stock Awards shall not exceed 2,000,000 shares of Common Stock. The Common Stock subject to the Plan shall be authorized and unissued stock.

(b) Reversion of Stock to the Stock Reserve. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. If any Common Stock is withheld to satisfy any tax withholding requirement in connection with any Stock Award, only the shares issued (if any), net of the shares withheld, will be deemed delivered for purposes of determining the amount of Common Stock available for issuance under the Plan.

5.	ELIGIBILITY.

(a) Eligibility. Stock Awards may be granted to Employees, Directors, Officers and Consultants.

(b) Limitations on Stock Awards. The Board shall determine, on an annual basis, the maximum value of Common Stock subject to Stock Awards which an eligible Participant is allowed to receive under the Plan during any calendar year.

(c) Consultants. A Consultant shall only be eligible for the grant of a Stock Award if, at the time of grant, the securities issued to the Consultant would be eligible to be registered on Form S-8, unless the Board determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

6.	PROVISIONS OF STOCK AWARDS.

(a) Restricted Stock Awards. Each Stock Award Agreement evidencing a grant of Restricted Stock shall be in such form and shall contain such restrictions, terms and conditions, if any, as the Board shall deem appropriate and shall be subject to the terms and conditions of this Plan. The terms and conditions of Restricted Stock may change from time to time, and the terms and conditions of separate Restricted Stock awards need not be identical, but each Stock Award Agreement evidencing a grant of Restricted Stock shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Vesting. Common Stock awarded under the Stock Award Agreement shall be subject to a vesting schedule to be determined by the Board.

(ii) Termination of Participant’s Continuous Service. Unless otherwise provided in the Stock Award Agreement, in the event a Participant’s Continuous Service terminates prior to a vesting date set forth in the Stock Award Agreement, any unvested Restricted Stock shall be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company, and neither the Participant nor his or her heirs, executors, administrators or successors shall have any right or interest in such Restricted Stock. Notwithstanding the foregoing, unless otherwise provided in the Stock Award Agreement, in the event a Participant’s Continuous Service terminates as a result of (A) being terminated by the Company for reasons other than for cause, (B) death, (C) Disability, (D) Retirement, or (E) a Change of Control (subject to the provisions of Section 9(b) hereof), then any unvested Restricted Stock shall vest immediately upon such date.

(iii) Legends on Restricted Stock. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend substantially in the form of the following in addition to any other information the Company deems appropriate until the lapse of all restrictions with respect to such Common Stock:

TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE GEOVIC MINING CORP. 2010 STOCK AWARD PLAN AND A RESTRICTED STOCK AWARD AGREEMENT, BETWEEN GEOVIC MINING CORP. AND THE PARTICIPANT. A COPY OF SUCH PLAN AND STOCK AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF GEOVIC MINING CORP.

(iv) Delivery of Restricted Stock. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Stock Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Stock Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock that have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Board and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Board, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends (except as otherwise set forth by the Board in the applicable Stock Award Agreement).

(b) Grant of Restricted Stock Units. Each grant of Restricted Stock Units shall be in such form and shall contain such restrictions, terms and conditions, if any, as the Board shall deem appropriate and shall be subject to the terms and conditions of this Plan. The terms and conditions of Restricted Stock Units may change from time to time, and the terms and conditions of separate Restricted Stock Unit awards need not be identical, but each Stock Award Agreement evidencing a grant of Restricted Stock Units shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Vesting. Restricted Stock Units awarded pursuant to this Section 6(b) shall vest in the manner determined by the Board with respect to such award.

(ii) Termination of Participant’s Continuous Service. Unless otherwise provided in the Stock Award Agreement, in the event a Participant’s Continuous Service terminates prior to the end of the Restricted Period set forth in the Stock Award Agreement, any unvested portion of the Restricted Stock Units shall be forfeited, and neither the Participant nor his or her heirs, executors, administrators or successors shall have any right or interest in such Restricted Stock Units. Notwithstanding the foregoing, unless otherwise provided in the Stock Award Agreement, in the event a Participant’s Continuous Service terminates as a result of (A) being terminated by the Company for reasons other than for cause, (B) death, (C) Disability, (D) Retirement, or (E) a Change of Control (subject to the provisions of Section 9(b) hereof), then any unvested Restricted Stock Unit shall vest immediately upon such date.

(iii) Settlement of Restricted Stock Units. Unless otherwise provided by the Board in a Stock Award Agreement, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units (and in no event later than March 15 of the year following the year in which the Restricted Stock Units vest), the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding Restricted Stock Unit.

(iv) Compliance with Code Section 409A. Except as the Board may otherwise determine with respect to certain Stock Award Agreements, Restricted Stock Units granted under this Plan are intended to fit within the “short-term deferral” exemption from Section 409A of the Code.

7.	AVAILABILITY OF STOCK.

During the terms of the Stock Awards, the Company shall keep available at all times the number of Common Stock required to satisfy such Stock Awards.

8.	MISCELLANEOUS.

(a) Acceleration of Exercisability and Vesting. Except with respect to Stock Awards intended to satisfy the definition of qualified performance-based compensation under Treasury Regulations § 1.162-27(d), the Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(b) Nontransferability.

(i) Limitations on Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 8, by applicable law and by the Stock Award Agreement, as the same may be amended, (x) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (y) Stock Awards shall be exercised only by the Participant; and (z) amounts payable or shares issuable pursuant to any Stock Award shall be delivered only to (or for the account of) the Participant.

(ii) Exceptions. The Board may permit awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Board may, in its sole discretion, establish in writing. Any permitted transfer shall be subject to compliance with applicable federal and state securities laws.

(iii) Further Exceptions to Limits on Transfer. The exercise and transfer restrictions in Section 8(b)(i) shall not apply to:

(1) transfers to the Company,

(2) the designation of a beneficiary to receive benefits in the event of the participant’s death or, if the Participant has died, transfers to the Participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(3) transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Board, or

(4) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative.

(c) Stockholder Rights.

(i) Restricted Stock. Unless otherwise provided in and upon the terms and conditions in the Stock Award Agreement, a Participant shall have the right to receive all dividends (payable in cash or payable in kind at the discretion of the Board as though the Participant was a holder of Common Shares) and other distributions paid or made respecting such Restricted Stock at such time the Restricted Stock has vested, provided, however, no holder of unvested Restricted Stock shall have any voting rights of a stockholder with respect to such unvested Restricted Stock unless and until such unvested Restricted Stock become vested. Dividends payable in kind to a Participant in respect of Restricted Stock shall not, in addition to other shares of Common Stock issued pursuant to Stock Awards exceed 2,000,000 shares of Common Stock.

(ii) Restricted Stock Units. No person shall be entitled to the privileges of ownership in respect of shares of Common Stock that are subject to Restricted Stock Units hereunder until shares of Common Stock have been issued or delivered to that person pursuant to Section 6(b)(iv).

(d) No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted, or any other capacity, or shall affect the right of the Company or an Affiliate to terminate with or without notice and with or without cause (i) the employment of an Employee, (ii) the service of a Consultant to the Company or an Affiliate or (iii) the service of a Director of the Company or an Affiliate.

(e) Withholding Obligations. If the Company has or will have a legal obligation to withhold the taxes related to the grant or vesting of the Stock Award, such Stock Award may not be granted or vested in whole or in part, unless such tax obligation is first satisfied in a manner satisfactory to the Company. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state, local or Canadian federal or provincial tax withholding obligation relating to the grant of Common Stock under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment in Dollars; (ii) authorizing the Company to withhold Common Stock from the Common Stock otherwise issuable to the Participant as a result of the grant of Common Stock under the Stock Award, provided, however, that no Common Stock is withheld with a Fair Market Value on the date on which the withholding obligation arose exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered Common Stock having the requisite Fair Market Value on the date of delivery.

(f) Substitutions and Repricings. The Board may, in its discretion, issue new Stock Awards in substitution for outstanding Stock Awards previously granted to Participants, or approve a repricing (within the meaning of U.S. generally accepted accounting practices or any applicable stock exchange rule) of Stock Awards issued under this Plan, in each case without the stockholders of the Company expressly approving such substitution or repricing, provided that such substitution or repricing comply with Section 409A of the Code and Section 7 of the Income Tax Act (Canada), as applicable.

(g) Listing and Qualification of Stock. This Plan and the grant and exercise of Stock Awards hereunder, and the obligation of the Company to sell and deliver Common Stock under such Stock Awards, shall be subject to compliance with the requirements of any regulatory authority having jurisdiction over the securities of the Company. The Company, in its discretion, may postpone the issuance or delivery of Common Stock upon any exercise of a Stock Award until completion of any stock exchange listing, or other qualification of such Common

Stock under any applicable law rule or regulation as the Company may consider appropriate, and may require any individual to whom a Stock Award is granted, such individual’s beneficiary or legal representative, as applicable, to make such representations and furnish such information as the Board may consider necessary, desirable or advisable in connection with the issuance or delivery of the Common Stock in compliance with applicable laws, rules and regulations.

(h) Non-Uniform Determinations. The Board’s determinations under this Plan (including, without limitation, determinations of the persons to receive Stock Awards, the form, term, provisions, amount and timing of the grant of such Stock Awards and of the agreements evidencing the same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Stock Awards under this Plan, whether or not such persons are similarly situated.

9.	ADJUSTMENTS UPON CHANGES IN STOCK.

(a) Capitalization Adjustments. If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to Section 4(a) and the maximum number of securities subject to award to any person pursuant to Section 5(b), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards; provided that such adjustment shall, in all cases, be made in compliance with Section 409A of the Code and Treasury Regulations § 1.409A-1(b)(5)(v)(D) and Section 7 of the Income Tax Act (Canada). The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

(b) Asset Sale, Merger, Consolidation or Reverse Merger. In the event of Change of Control, then any unvested Stock Awards shall vest immediately prior to the closing of the Change of Control, and the Board shall have the power and discretion to provide for the Participant’s election alternatives regarding the terms and conditions for the exercise of, or modification of, any outstanding Stock Awards granted hereunder, provided, however, such alternatives shall not affect the then current exercise provisions without such Participant’s consent. The Board may provide that Stock Awards granted hereunder must be exercised in connection with the closing of such transaction, and that if not so exercised such Stock Awards will expire. Any such determinations by the Board may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants. The provisions of this Section 9(b) shall not apply to any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company’s capital stock.

10.	AMENDMENT OF THE PLAN AND STOCK AWARDS.

(a) Amendment of Plan. The Board may, without notice to the stockholders and without further stockholder approval, at any time and from time to time, amend the Plan or any provisions hereof in such manner as the Board, in its sole discretion, determines appropriate, including but not limited to:

(i) make formal minor or technical modifications to any of the provisions of the Plan;

(ii) correct any ambiguity, defective provisions, error or omission in the provisions of the Plan;

(iii) change any Restricted Period of a Stock Award;

(iv) change the termination provisions of a Stock Award or the Plan;

(v) change the persons who qualify as Participants under the Plan;

(vi) make adjustments upon changes in Common Stock as provided in Section 9 hereof,

provided, however, that:

(vii) no such amendment of the Plan may be made without the consent of such affected Participant if such amendment would adversely affect the rights of such affected Participant under the Plan, except that an amendment to an outstanding Stock Award to comply with the provisions of Section 409A of the Code shall not be deemed to adversely affect the rights of such affected Participant; and

(viii) stockholder approval shall be obtained if required pursuant to the requirements of applicable stock exchange requirements.

(b) Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

(c) Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder and/or to bring the Plan into compliance therewith.

(d) No Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless the Participant consents in writing.

(e) Amendment of Stock Awards. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless the applicable Participant consents in writing and provided further that such amendment does not result in a violation of Section 409A of the Code or the Income Tax Act (Canada).

11.	TERMINATION OR SUSPENSION OF THE PLAN.

(a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the tenth anniversary of the Effective Date, after which no grants of Stock Awards may be made; provided, that administration of the Plan shall continue in effect until all matters relating to Stock Awards previously granted have been settled.

(b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

(c) Savings Clause. This Plan is intended to comply in all aspects with applicable laws and regulations. In case any one more of the provisions of this Plan shall be held invalid, illegal or unenforceable in any respect under applicable law or regulation, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provision shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Plan to be construed in compliance with all applicable laws so as to foster the intent of this Plan.

12.	CHOICE OF LAW.

The law of the Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

Geovic Mining Corp.

MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

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000000000.000000 ext

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000000000.000000 ext

000000000.000000 ext

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m. EDT on June 10, 2010.

Vote by Internet

• Log on to the Internet and go to www.envisionreports.com/GVCM

• Follow the steps outlined on the secured website.

Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card 1234 5678 9012 345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. To elect the following persons as directors of the Corporation to serve until the 2011 annual meeting of stockholders:

For Withhold

01 - William A. Buckovic

04 - Michael T. Mason

07 - Gregg J. Sedun

For Withhold

02 - Michael A. Goldberg

05 - Wade D. Nesmith

08 - John E. Sherborne

For Withhold

03 - Robert J. MacDonald

06 - John T. Perry

09 - Paul D. Rose

For Withhold

2. To adopt the 2010 Stock Award Plan. For Against Abstain

3. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2010. For Against Abstain

In accordance with their discretion, said proxies are authorized to vote upon such other business as may properly come before the

Meeting or any adjournment(s) thereof.

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name or names appear on the stock certificate or on the attached label hereon. If shares are held jointly, each stockholder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

C 1234567890 JNT

1UPX 0256261

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:

The notice of annual meeting of stockholders, proxy statement, annual report on Form 10-K,

electronic proxy card and other annual meeting materials are available on the Internet at

http://www.envisionreports.com/GVCM.

GENERAL DIRECTIONS TO THE HOTEL

8235 NE Airport Way, Portland, OR 97220

IF COMING FROM THE NORTH:

Take I-205 South to the Portland Airport Exit. This is the first exit off of the I-205 bridge. Turn right at the bottom of the off-ramp at the stoplight. Follow Airport Way west. Take the Frontage Road, Hotels, Cargo Exit. Make a quick left onto Frontage Road. Follow Frontage westbound and the Sheraton will be on the right hand side.

IF COMING FROM THE SOUTH:

Take I-205 North to the Portland International Airport Exit #24A. The exit ramp merges onto Airport Way, heading westbound. Take the Frontage Road, Hotels, Cargo Exit. Take a quick left onto Frontage Road. Follow Frontage Road west and the Sheraton will be on the right side.

IF COMING FROM THE EAST:

Take I-84 West to I-205 North. Follow I-205 North to the Portland International Airport Exit #24A. This exit will take you to Airport Way heading westbound. Take the Frontage Road, Hotels, Cargo Exit. Make a quick left onto Frontage Road. Follow Frontage Road west and the Sheraton will be on the right side.

IF COMING FROM THE WEST:

Take I-84 East to I-205 North. Follow I-205 North to the Portland International Airport Exit #24A. This exit will take you to Airport Way heading westbound. Take the Frontage Road, Hotels, Cargo Exit. Make a quick left onto Frontage Road. Follow Frontage Road west and the Sheraton will be on the right side.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — Geovic Mining Corp.

ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GEOVIC MINING CORP.

The undersigned holder of common stock, par value $0.0001 per share (the “Common Stock”), of Geovic Mining Corp. (the “Corporation”) hereby nominates and appoints John E. Sherborne and William A. Buckovic, or either of them, as the proxy of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to attend, act and vote in respect of all Common Stock registered in the name of the undersigned at the Annual Meeting of Stockholders (the “Meeting”) of the Corporation to be held on June 11, 2010 at 10:00 a.m. in the St. Helen’s A Room at the Sheraton Portland Airport Hotel, 8235 Northeast Airport Way, Portland, Oregon 97220, and at any and all adjournments thereof. Without limiting the general powers hereby conferred, said proxies are directed to vote as specified herein, provided that, if no choice is specified herein, or if any instructions given are not clear, the Common Stock shall be voted as if the stockholder had specified an affirmative vote.

In accordance with their discretion, said proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment(s) thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3.

The undersigned hereby acknowledges receipt of the notice of annual meeting of stockholders, proxy statement and annual report on Form 10-K.

The undersigned hereby revokes any instrument of proxy heretofore given with reference to the Meeting or any adjournment(s) thereof.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE.